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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APPLERA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Internet Voting

        Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

Electronic Access to Proxy Materials and Annual Report

        This Notice of Annual Meeting and Proxy Statement and the 2004 Annual Report are available on our web site at http://www.applera.com. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call our toll-free stockholder services number at 800.730.4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

Householding of Annual Meeting Materials

        Some banks, brokers, and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the 2004 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our Corporate Secretary at 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut 06856-5435, telephone 203.840.2000. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Directions to the Meeting

The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk,
Connecticut, approximately one-half mile north of Exit 40B (northbound or southbound)
on the Merritt Parkway (Connecticut Route 15). Signs in the lobby will direct you to the meeting.

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

Notice of 2004 Annual Meeting of Stockholders
Time and Date:	9:30 a.m. Eastern Time on Thursday, October 21, 2004
Place:	301 Merritt 7 Main Avenue (old U.S. Route 7) Norwalk, Connecticut 06851
Purposes:	•	Elect directors.
	•	Ratify the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending June 30, 2005.
	•	Approve amendments to the Applera Corporation 1999 Employee Stock Purchase Plan.
	•	Approve the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.
	•	Approve the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.
	•	Transact such other business as may properly come before the meeting or any adjournment thereof.
Record Date:
You can vote if you were a stockholder of record of Applera Corporation-Applied Biosystems Group Common Stock or Applera Corporation-Celera Genomics Group Common Stock at the close of business on August 30, 2004.
Thomas P. Livingston Vice President and Secretary

September 15, 2004

Your vote is important.

Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote in person at the meeting even if you send in your proxy or vote over the Internet or by telephone.

Table of Contents

Page
General Information	1
Who May Vote at the Meeting	1
How to Vote	1
How to Revoke a Proxy	2
Quorum	2
Vote Required	2
Voting on Other Matters	2
Costs of Proxy Solicitation	3
Corporate Governance	3
Corporate Governance Guidelines	3
Director Independence	3
Code of Conduct	3
Communications with Directors	4
Board of Directors and Committees	4
Board Committees	4
Report of the Audit/Finance Committee	6
Compensation of Directors	7
Ownership of Company Stock	9
Greater than 5% Beneficial Owners	9
Directors and Executive Officers	10
Section 16(a) Beneficial Ownership Reporting Compliance	11
Executive Compensation	12
Report of the Management Resources Committee	12
Performance Graphs	15
Summary Compensation Table	17
Option Grant Tables	18
Option Exercises and Year-End Value Tables	19
Retirement Benefits	20
Employment Agreements and Other Relationships	22
Proposal 1—Election of Directors	24
Proposal 2—Ratification of the Selection of Independent Registered Public Accounting Firm	26
Audit and Non-Audit Fees	26
Pre-Approval Policies and Procedures	27
Proposal 3—Approval of Amendments to the Applera Corporation 1999 Employee Stock Purchase Plan	27
Proposals 4 and 5—Approval of the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan	31
Stockholder Proposals	42
Additional Information	42
Appendix A—Audit/Finance Committee Charter	A-1

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

September 15, 2004

Proxy Statement

General Information

        We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Applera Corporation for use at our 2004 Annual Meeting of Stockholders. Throughout this proxy statement, we refer to Applera Corporation as the "Company," "we," "us," or "our."

        You are invited to attend our 2004 Annual Meeting of Stockholders on Thursday, October 21, 2004, at 9:30 a.m. Eastern Time. The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk, Connecticut. See the inside front cover of this proxy statement for directions. The location is accessible to handicapped persons.

        This proxy statement and the accompanying proxy card are being mailed starting on or about September 17, 2004.

Who May Vote at the Meeting

        We have two classes of voting stock: our Applied Biosystems Group Common Stock, which we refer to as "Applera-Applied Biosystems stock," and our Celera Genomics Group Common Stock, which we refer to as "Applera-Celera stock." We refer to the two classes collectively as "Applera common stock." Only holders of record of Applera common stock at the close of business on August 30, 2004, the record date for the meeting, are entitled to receive these proxy materials and vote their shares at the meeting.

        As of the record date, there were 195,709,055 shares of Applera-Applied Biosystems stock and 73,031,206 shares of Applera-Celera stock outstanding and entitled to vote at the meeting.

        At the meeting, each outstanding share of Applera-Applied Biosystems stock will be entitled to one vote, and each outstanding share of Applera-Celera stock will be entitled to 0.565 vote. The voting rights of the Applera-Celera stock were determined based on recent market values of each class of Applera common stock in accordance with a formula set forth in our Restated Certificate of Incorporation. Holders of Applera-Applied Biosystems stock and Applera-Celera stock will vote together as a single class at the meeting.

How to Vote

        Stockholders of record (that is, stockholders who hold shares of Applera common stock in their own names in our stock records maintained by our transfer agent, Equiserve Trust Company, N.A.) have the choice of voting by Internet, by telephone, or by completing and returning the accompanying proxy card. The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and each of the proposals set forth on the proxy card.

        "Street name" stockholders (that is, stockholders who hold shares of Applera common stock through a bank, broker, or other nominee) who want to vote at the meeting need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

How to Revoke a Proxy

        A stockholder of record may revoke a proxy, including a vote over the Internet or by telephone, at any time before it is voted at the meeting by:

  •
  submitting a properly completed proxy with a later date;

  •
  voting by telephone or over the Internet at a later time;

  •
  filing with the Secretary of the Company a written revocation of proxy; or

  •
  voting in person at the meeting.

Attendance at the meeting will not by itself constitute revocation of a proxy.

Quorum

        We need a quorum to transact business at the meeting. This means that at least a majority of the total votes entitled to be cast by the outstanding shares of Applera common stock must be present at the meeting, either in person or by proxy. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a quorum is not present, we expect that the meeting will be adjourned or postponed to give us more time to solicit additional proxies.

Vote Required

        A plurality of the votes cast at the meeting is required for the election of directors (Proposal 1). That is, the nominees receiving the greatest number of votes will be elected. Accordingly, abstentions will not affect the outcome of the election of directors.

        The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of independent registered public accounting firm (Proposal 2), to approve the amendments to our employee stock purchase plan (Proposal 3), and to approve our amended and restated stock incentive plans (Proposals 4 and 5). Abstentions on any of these proposals will be counted for purposes of determining the number of shares present on the proposal but will not be counted as votes "for" the proposal. Therefore, abstentions will have the same effect as votes against these proposals. Broker non-votes will have no effect on these proposals because they are not considered votes cast or votes entitled to vote at the meeting.

        The rules of the New York Stock Exchange permit a broker or other nominee to vote on the election of directors and the ratification of the selection of independent registered public accounting firm even if the broker or other nominee does not receive voting instructions from the stockholder. These rules do not permit a broker or other nominee to vote on the proposals related to our employee stock purchase plan or our stock incentive plans absent instructions from the stockholder. Without voting instructions on these proposals, "broker non-votes" will occur.

Voting on Other Matters

        If other matters are properly presented at the meeting for consideration, the persons named as proxies on the accompanying proxy card will have the discretion to vote for you on these matters in accordance with their best judgment. As of the date of this proxy statement, we do not know of any matters to be brought before the meeting other than those described in this proxy statement.

Costs of Proxy Solicitation

        We will bear the costs of soliciting proxies for the meeting. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers, or employees in person or by telephone, facsimile, or other electronic means. We have hired Morrow & Co., Inc., New York, New York, to assist in the distribution and solicitation of proxies for a fee of $9,000, plus expenses.

        We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Applera common stock in their names or those of their nominees for expenses they incur in sending proxy materials to the beneficial owners of Applera common stock and obtaining their proxies.

Corporate Governance

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to reflect the principles by which the Company operates. These Guidelines are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Corporate Governance Guidelines." Please note that none of the information contained on our websites is incorporated by reference into this proxy statement, and the website addresses are included as inactive textual references only.

Director Independence

        It is the objective of the Board that all non-employee directors meet the criteria for independence required by the New York Stock Exchange and the Securities and Exchange Commission absent unusual and compelling circumstances. Only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and who meet the additional qualifications prescribed under the New York Stock Exchange rules will be considered independent. In addition, our Corporate Governance Guidelines require that members of the Audit/Finance Committee also satisfy the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002.

        The Board has determined that relationships with charitable organizations are not material relationships that would impair a director's independence unless contributions by the Company to the organization in any single fiscal year within the preceding three years exceed the greater of $1 million or 2% of such organization's consolidated gross revenues. The Company's automatic matching of employee charitable contributions are not included in the amount of the Company's contributions for this purpose. The Board considers any other relationships based on the relevant facts and circumstances.

        The Board has reviewed the business and charitable relationships between the Company and each non-employee director and has determined that all of these directors are independent under all of the requirements described above.

Code of Conduct

        All of our directors and employees, including our Chief Executive Officer, Chief Financial Officer, and Controller (our principal accounting officer), are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a legal and ethical manner. The Code is available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Code of Business Conduct." The Code is also available to stockholders on request to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435.

Communications with Directors

        The Board has approved a policy by which stockholders and other interested parties may communicate directly with the Board or the non-employee directors. All communications should be in writing and should be directed to the Company's Secretary at the address given above. The sender should indicate in the address whether it is intended for the entire Board, the non-employee directors as a group, or an individual director. Each communication intended for the Board or non-employee directors received by the Secretary will be forwarded to the intended recipients subject to compliance with instructions from the Board in effect from time to time concerning the treatment of inappropriate communications.

Board of Directors and Committees

        Our business is managed under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with officers and other employees, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees.

        There were six Board meetings and 21 committee meetings during fiscal 2004. Average attendance at these meetings was more than 96%, and each director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

        Non-employee directors of the Company meet in executive session without the Chief Executive Officer or any other member of management present at the end of each regularly scheduled Board meeting. The director then serving as chair of the Nominating/Corporate Governance Committee serves as presiding director of these sessions.

        All directors are expected to attend the annual meeting of stockholders, and all directors were present at our 2003 annual meeting.

Board Committees

        The Board has established standing committees to assist it in carrying out its responsibilities. Each of these committees operates under a written charter, copies of which are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Committee Charters." The current membership of each of these committees is provided below:

Name	Audit/ Finance	Executive	Management Resources	Nominating/ Corporate Governance	Technology Advisory
Richard H. Ayers	C	☒
Jean-Luc Bélingard			C	C	☒
Robert H. Hayes	☒	☒			☒
Arnold J. Levine			☒	☒	C
William H. Longfield			☒	☒
Theodore E. Martin	C
Carolyn W. Slayman		☒	☒	C	C
Orin R. Smith			C	☒
James R. Tobin	☒
Tony L. White		C

C = Chair/Co-Chair

        Audit/Finance Committee.    The Audit/Finance Committee oversees accounting, finance, and internal control matters. The Committee is responsible for the appointment, compensation, evaluation, and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other services. In addition, the Committee, among other things: reviews and approves the scope and plan of audit and non-audit services to be performed by the independent auditors; reviews with management and independent auditors our annual and quarterly consolidated financial statements; reviews internal accounting and auditing procedures; reviews and approves the scope and plan of audit services to be performed by our internal audit department; reviews our financial policies and strategies; and reviews policies and practices designed to assure compliance with legal and ethical standards. A report of the Committee for fiscal 2004 is provided on page 6.

        The Audit/Finance Committee met eight times during fiscal 2004. The Board has determined that each member of the Audit/Finance Committee is "independent" as defined by the rules of the New York Stock Exchange. The Board has further determined that each member of the Committee meets the New York Stock Exchange requirement of having accounting or related financial management expertise and that each of Messrs. Ayers, Martin, and Tobin are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission. The designation of members of our Audit/Finance Committee as "audit committee financial experts" does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit/Finance Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit/Finance Committee or Board of Directors.

        Executive Committee.    The Executive Committee has the authority to act for the full Board in emergency situations requiring Board action where time constraints preclude a meeting of the Board. It is expected that meetings of the Committee should rarely, if ever, be required. The Executive Committee did not meet during fiscal 2004.

        Management Resources Committee.    The Management Resources Committee oversees compensation policies and practices for the Company's senior management, including salary, bonus, and incentive awards. The Committee also develops and reviews management development and succession plans for the Company's Chief Executive Officer and other executive officers. The Committee's report on executive compensation starts on page 12.

        The Management Resources Committee met six times during fiscal 2004. The Board has determined that each member of the Management Resources Committee is independent as defined by the rules of the New York Stock Exchange.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee evaluates Board and management effectiveness and generally takes a leadership role in shaping and advising the Board on corporate governance and related matters. In addition, the Committee recommends membership assignments and responsibilities for committees of the Board, recommends the compensation of non-employee directors, and develops and monitors our Corporate Governance Guidelines.

        The Committee also assists the Board in identifying individuals qualified to serve as members of the Board. Under our Corporate Governance Guidelines, nominees for director will be selected based on their independence, character, judgment, business experience, diversity, and specific areas of expertise, among other relevant considerations. Final approval of the nomination of a new nominee will be determined by the full Board. The Committee will consider nominations for directors recommended by Board members, Company management, stockholders, and other sources. The Committee will evaluate director candidates proposed by stockholders in the same manner it evaluates other candidates, provided that the stockholders proposing a director candidate submit their proposal to the Company's Secretary prior to the deadlines generally applicable to the submission of stockholder proposals required under our By-laws described below under the heading "Stockholder Proposals." In addition, submissions of nominations should include a current resume and curriculum vitae of the nominee and statement describing the nominee's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nomination, the number of shares of Applera common stock which are owned of record or beneficially by the submitting stockholder, and a description of all arrangements or understandings between the submitting stockholder and the nominee.

        The Nominating/Corporate Governance Committee met three times during fiscal 2004. The Board has determined that each member of the Nominating/Corporate Governance Committee is independent as defined by the rules of the New York Stock Exchange.

        Technology Advisory Committee.    The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of our technological resources, including strategies for developing and expanding the Company's technology portfolio and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met four times during fiscal 2004.

Report of the Audit/Finance Committee

        The Audit/Finance Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee operates under a written charter adopted by the Board, a copy of which is attached to this proxy statement as Appendix A.

        In performing its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2004, with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

        The Committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PwC their independence from the Company and its management. The Committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

        The Committee has also appointed PwC to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2005, subject to stockholder ratification of that appointment.

Audit/Finance Committee
Richard H. Ayers, Co-Chair Theodore E. Martin, Co-Chair Robert H. Hayes James R. Tobin

Compensation of Directors

        During fiscal 2004, each non-employee director received:

  •
  an annual retainer of $40,000;

  •
  a grant of stock options to purchase 7,500 shares of Applera-Applied Biosystems stock and 2,500 shares of Applera-Celera stock; and

  •
  a restricted stock award of 1,200 shares of Applera-Applied Biosystems stock and 300 shares of Applera-Celera stock.

The Company does not pay any additional amounts for participation on committees.

        Annual Retainer.    Each non-employee director currently receives an annual retainer of $40,000. Each non-employee director is required to apply at least 50% of this retainer to the purchase of Applera-Applied Biosystems stock and Applera-Celera stock. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

        Stock Options.    Each non-employee director received a grant of stock options to purchase 7,500 shares of Applera-Applied Biosystems stock and 2,500 shares of Applera-Celera stock on the day of the 2003 annual meeting of stockholders. The exercise price of these options was the fair market value of a share of the applicable class of stock on the date of grant. These options are exercisable in four equal annual installments and have a term of ten years.

        Restricted Stock.    Our stock incentive plans provide that each non-employee director will receive a restricted stock award of up to 1,200 shares of Applera-Applied Biosystems stock and up to 300 shares of Applera-Celera stock upon election or reelection to the Board. Directors elected other than at an annual meeting are granted a pro rata portion of these shares. The awards vest on the date immediately preceding the first annual meeting following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not transfer or otherwise dispose of the shares.

        In addition to the share limits noted above, the aggregate dollar value of the restricted stock award to each non-employee director is subject to a dollar limit. This limit was $179,685 for fiscal 2004, and increases by 10% each subsequent fiscal year. The aggregate dollar value of an award is calculated by multiplying the number of shares included in the award by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of an award exceeds the dollar limit, the number of shares included in the award will be reduced based on the ratio of the number of shares of each class of stock outstanding on the date of grant. The dollar limit did not result in any reduction in the number of shares of restricted stock awarded to non-employee directors in fiscal 2004.

        The stock options and restricted stock awards granted to non-employee directors have been granted under the terms of stock incentive plans previously approved by the stockholders. We are proposing to amend these plans at the meeting. Among other things, we are proposing to eliminate the requirement that the director restricted stock awards consist of a fixed number of shares as described above. Instead, the number of shares of each class of stock subject to restricted stock awards would be determined by the Management Resources Committee, subject to the dollar limit noted above. The purpose of this amendment is to provide the Committee with the flexibility to (1) change the overall composition of non-employee director compensation to reflect changes in board compensation practices and (2) vary the number of shares of each class granted to reflect the ratio of the number of shares of each class outstanding on the grant date. See "Proposals 4 and 5—Approval of the Applera

Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan" for a more detailed description of the these plans and the proposed amendments.

        Special Assignments.    Recognizing that there may be occasions where we are best served by non-employee directors spending additional time in their capacities as directors, the Board has determined that it may be appropriate to provide additional compensation for these services. Specifically, the Nominating/Corporate Governance Committee will determine and approve a per diem payment where a non-employee director is requested to spend materially more time than would ordinarily be expected. Payment for these services will not exceed reasonable and customary rates for the type of services performed. The Company did not make any such payments during fiscal 2004.

        Deferrals.    Non-employee directors may defer receipt of the cash or stock portion of their annual retainer and their restricted stock award. Stock is credited to a deferral account of a director in units, each unit representing one share of the applicable class of Applera common stock. Directors cannot vote the shares represented by these units. The stock portion of a director's deferral account is adjusted to take into account dividends paid on Applera common stock, and the cash portion of a director's deferral account is credited quarterly with interest at the prevailing prime rate of Citibank, N.A.

        Stock Ownership Policy.    In order to encourage non-employee directors to retain a financial investment in the Company, the Nominating/Corporate Governance Committee has established a requirement that each non-employee director retain a personal investment in Applera common stock or stock equivalents equal to four times the annual retainer. Stock equivalents that qualify under the policy include deferred shares, restricted stock subject to time-based vesting, and vested, in-the-money stock options. Non-employee directors have a period of four years from the date of initial election to achieve this ownership level. As of the end of the Company's 2004 fiscal year, all of the non-employee directors, other than Mr. Longfield (who was elected to the Board at the 2003 annual meeting), had satisfied their individual investment goals.

        Miscellaneous.    As part of our overall program to promote charitable giving, the Board has established a Director's Charitable Award Program. Under the Program, following the death of a participating director, we will donate $1,000,000 to the educational or charitable organizations selected by the director and approved by us. In order to fund the donations, we have acquired joint life insurance contracts on the lives of participating directors. Each policy insures two directors with the death benefit payable on the death of the second director. Individual directors will derive no financial benefit from the Program since all insurance proceeds accrue solely to us.

        All directors are reimbursed for expenses incurred in attending Board and committee meetings. Non-employee directors are provided business travel accident insurance when traveling on behalf of the Company and personal excess liability insurance. Directors are also eligible to participate in our matching gifts program on the same basis as our employees.

        Employee directors receive no additional compensation for service on the Board or its committees.

8

Ownership of Company Stock

Greater than 5% Beneficial Owners

        The table below provides information about the only persons known by us to beneficially own more than 5% of the outstanding shares of either class of Applera common stock as of August 19, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Applera-Applied Biosystems Stock	Percent of Class	Amount and Nature of Beneficial Ownership of Applera-Celera Stock	Percent of Class
Capital Group International, Inc. 11100 Santa Monica Blvd. Los Angeles, CA 90025	30,409,930[1]	15.5
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	22,264,800[2]	11.4
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	21,433,181[3]	11.0
Primecap Management Company 225 South Lake Avenue, Suite 400 Pasadena, CA 91101	20,775,128[4]	10.6
Wellington Management Company, LLP 75 State Street Boston, MA 02109			7,699,786[5]	10.5
Iridian Asset Management LLC 276 Post Road West Westport, CT 06880			7,632,069[6]	10.5
FMR Corp. 82 Devonshire Street Boston, MA 02109			7,275,398[7]	10.0
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105			3,670,280[8]	5.0

1
Based on an amendment to a Schedule 13G dated February 10, 2004, filed with the Securities and Exchange Commission (the "SEC"), Capital Group International, Inc., together with certain affiliates, has sole voting power with respect to 26,065,520 shares and sole dispositive power with respect to 30,409,930 shares. Capital Group International disclaims beneficial ownership of all such shares.

2
Based on a Form 13F for the quarter ended June 30, 2004, filed with the SEC, Capital Research and Management Company has shared investment discretion (as defined) and no voting authority with respect to these shares.

3
Based on an amendment to a Schedule 13G dated May 10, 2004, filed with the SEC, AXA Financial, Inc., together with certain affiliates, has sole voting power with respect to 9,715,622 shares, shared voting power with respect to 9,142,385 shares, sole dispositive power with respect to 21,399,321 shares, and shared dispositive power with respect to 33,860 shares. According to the Schedule 13G, a majority of the shares reported are held by unaffiliated third-party client accounts managed by Alliance Capital Management L.P., as investment adviser, which is a majority-owned subsidiary of AXA Financial, Inc.

4
Based on a Form 13F for the quarter ended June 30, 2004, filed with the SEC, Primecap Management Company has sole investment discretion with respect to all such shares, sole voting power with respect to 3,221,678 shares, and no voting power with respect to 17,553,450 shares.

5
Based on a Form 13F for the quarter ended June 30, 2004, filed with the SEC, Wellington Management Company, LLP, has sole investment discretion with respect to 6,648,932 shares, shared investment discretion (as defined) with respect to 1,050,854 shares, sole voting authority with respect to 5,462,773 shares, shared voting authority with respect to 885,554 shares, and no voting authority with respect to 1,351,459 shares.

6
Based on a Schedule 13G dated July 8, 2004, filed with the SEC, Iridian Asset Management LLC, together with certain affiliates, has shared voting and dispositive power with respect to all these shares.

7
Based on an amendment to a Schedule 13G dated February 17, 2004, filed with the SEC, FMR Corp. has sole voting power with respect to 550 shares and sole dispositive power with respect to 7,275,398 shares.

Based on a Schedule 13G dated February 13, 2004, filed with the SEC, Barclays Global Investors, NA has sole voting and dispositive power with respect to 2,590,640 shares, and Barclays Global Fund Advisors has sole voting and dispositive power with respect to 703,755 shares.

Directors and Executive Officers

        The table below shows the number of shares of each class of Applera common stock beneficially owned as of August 19, 2004, by (1) each non-employee director, (2) each of the persons named in the Summary Compensation Table below under "Executive Compensation," and (3) all directors and executive officers of the Company as a group. None of these persons, other than Mr. White, beneficially owned more than one percent of the outstanding shares of either class of Applera common stock. Mr. White beneficially owned approximately 1.6% of the outstanding shares of Applera-Applied Biosystems stock and 1.5% of the outstanding shares of Applera-Celera stock. All directors and executive officers as a group beneficially owned approximately 3.8% of the outstanding shares of Applera-Applied Biosystems stock and approximately 4.6% of the outstanding shares of Applera-Celera stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

	Title of Class	Number of Shares Beneficially Owned[1,2]	Number of Deferred Shares Beneficially Owned[3]	Total
Non-employee Directors
Richard H. Ayers	Applera-Applied Biosystems stock	59,407	14,001	73,408
	Applera-Celera stock	56,817	3,386	60,203
Jean-Luc Bélingard	Applera-Applied Biosystems stock	60,334	0	60,334
	Applera-Celera stock	56,835	0	56,835
Robert H. Hayes	Applera-Applied Biosystems stock	44,020	20,425	64,445
	Applera-Celera stock	52,568	5,186	57,754
Arnold J. Levine	Applera-Applied Biosystems stock	29,575	13,369	42,944
	Applera-Celera stock	59,246	3,737	62,983
William H. Longfield	Applera-Applied Biosystems stock	4,875	2,366	7,241
	Applera-Celera stock	1,625	719	2,344
Theodore E. Martin	Applera-Applied Biosystems stock	28,375	12,772	41,147
	Applera-Celera stock	48,606	3,593	52,199
Carolyn W. Slayman	Applera-Applied Biosystems stock	51,091	8,498	59,589
	Applera-Celera stock	54,493	2,105	56,598
Orin R. Smith	Applera-Applied Biosystems stock	42,675	20,014	62,689
	Applera-Celera stock	51,106	5,344	56,450
James R. Tobin	Applera-Applied Biosystems stock	28,375	11,951	40,326
	Applera-Celera stock	48,606	3,394	52,000
	Title of Class	Number of Shares Beneficially Owned[4,5]
Named Executive Officers
Tony L. White	Applera-Applied Biosystems stock	3,097,582	[6]
	Applera-Celera stock	1,080,835	[6]
Michael W. Hunkapiller[7]	Applera-Applied Biosystems stock	1,556,554	[8]
	Applera-Celera stock	671,286
Dennis L. Winger	Applera-Applied Biosystems stock	1,085,544
	Applera-Celera stock	413,813
Kathy P. Ordoñez	Applera-Applied Biosystems stock	188,450
	Applera-Celera stock	153,725
William B. Sawch	Applera-Applied Biosystems stock	921,697
	Applera-Celera stock	372,557
All directors and executive officers as a group (20 persons)[9]	Applera-Applied Biosystems stock	7,683,839
	Applera-Celera stock	3,475,196

(Footnotes on following page)

(Footnotes for preceding page)

1
Includes the following number of presently exercisable stock options and stock options that will become exercisable within 60 days:

	Applera-Applied Biosystems Stock	Applera-Celera Stock
Richard H. Ayers	40,375	51,606
Jean-Luc Bélingard	40,375	51,606
Robert H. Hayes	36,375	50,606
Arnold J. Levine	28,375	58,946
William H. Longfield	1,875	625
Theodore E. Martin	28,375	48,606
Carolyn W. Slayman	40,375	51,606
Orin R. Smith	38,675	51,106
James R. Tobin	28,375	48,606

        No voting or investment power exists with respect to these shares prior to exercise of the stock options.

2
Includes for each of Messrs. Ayers, Bélingard, and Hayes 1,200 restricted shares of Applera-Applied Biosystems stock and 300 restricted shares of Applera-Celera stock, as to which the holder has sole voting but no investment power prior to the lapse of restrictions.

3
Consists of units representing full shares of stock deferred by non-employee directors (see "Compensation of Directors" above). No voting power exists with respect to any deferred share units.

4
Includes the following number of presently exercisable stock options and stock options that will become exercisable within 60 days:

	Applera-Applied Biosystems Stock	Applera-Celera Stock
Tony L. White	2,660,843	970,412
Michael W. Hunkapiller	1,146,886	535,150
Dennis L. Winger	1,003,823	389,925
Kathy P. Ordoñez	188,450	113,725
William B. Sawch	844,450	354,653

        No voting or investment power exists with respect to these shares prior to exercise of the stock options.

5
Includes 138,996 restricted shares of Applera-Applied Biosystems stock and 46,332 restricted shares of Applera-Celera stock held by Mr. White, 23,168 restricted shares of Applera-Applied Biosystems stock and 7,724 restricted shares of Applera-Celera stock held by Mr. Winger, and 20,000 restricted shares of Applera-Celera stock held by Ms. Ordoñez. Prior to vesting, Messrs. White and Winger and Ms. Ordoñez have the right to receive dividends, if any, on and to vote the restricted shares, but they may not sell or otherwise dispose of these shares.

6
Excludes: (a) 30,000 shares of Applera-Applied Biosystems stock and 10,000 shares of Applera-Celera stock held by Mr. White's daughter; (b) 75,000 shares of Applera-Applied Biosystems stock and 25,000 shares of Applera-Celera stock held by the Elizabeth Ann White Business Interests, LLLP, a family limited partnership of which Mr. White's daughter is the sole general partner and Mr. White's wife and a grantor retained annuity trust established by Mr. White are currently the sole limited partners; and (c) 90,000 shares of Applera-Applied Biosystems stock and 30,000 shares of Applera-Celera stock held by the Tony Lee White 2004 Two Year Grantor Retained Annuity Trust, of which Mr. White's wife is the sole trustee. Mr. White disclaims beneficial ownership of all of these shares.

7
Dr. Hunkapiller retired from the Company effective August 20, 2004.

8
Excludes 2,250 shares held by Dr. Hunkapiller's son, as to which Dr. Hunkapiller disclaims beneficial ownership.

9
Includes 6,573,523 shares of Applera-Applied Biosystems stock and 3,102,618 shares of Applera-Celera stock which all directors and executive officers as a group have the right to acquire through the exercise of stock options that are presently exercisable or will become exercisable within 60 days. No voting or investment power exists with respect to these shares prior to exercise of the stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        We are required to identify any officer, director, or beneficial owner of more than 10% of either class of Applera common stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to us, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal 2004.

Executive Compensation

Report of the Management Resources Committee

        The Management Resources Committee (the "MRC") of the Board of Directors is comprised entirely of independent directors who are not officers or employees of the Company. The MRC assures that objectives for corporate and individual performance are established and measured. More specifically, the MRC reviews and approves all elements of remuneration for senior management, including the Chief Executive Officer (the "CEO"). The MRC also approves equity awards and annual incentive compensation targets for employees.

Overview and Philosophy.

        The Company's general compensation guiding principles are:

  •
  Alignment of rewards with business results and differentiation based on individual performance;

  •
  Competitiveness within appropriate industries; and

  •
  Competitive advantage in attracting and retaining talent.

        The overall objectives of the Company's executive compensation plans are to:

  •
  Attract and retain the highest quality talent to lead the Company;

  •
  Reward key executives based on business performance; and

  •
  Provide incentives designed to maximize stockholder value.

        The components of the compensation package for the Company's executive officers during fiscal 2004 were:

  •
  Base salary;

  •
  Annual incentive compensation provided through a cash bonus based on Company and individual performance; and

  •
  Long-term incentive compensation provided through (1) a broad-based stock option plan, and (2) a restricted stock plan for selected executives.

        The MRC's goal is to provide a competitive compensation package to senior management. Competitiveness is determined based on professionally compiled studies of the Company's peer group and other comparable companies. The MRC particularly focuses on competitive compensation practices for companies engaged in biotechnology, instrument development and manufacturing, and life sciences.

Base Salary.

        Periodically, the MRC is provided a study of compensation trends and practices in order to determine the competitiveness of the pay structure for its senior managers. Within the broad comparative group of companies surveyed, the MRC has identified a group of companies which compete in similar markets and which approximate the size of the Company in terms of employees and revenue. These companies include five of the companies contained in the industry index selected by the Company for purposes of the performance graphs set forth under that heading below.

Annual Incentive Compensation.

        Most employees not compensated on a commission basis, including the Company's executive officers, participate in the Company's Incentive Compensation Program. The MRC uses specific performance objectives for each business unit as a basis on which to measure the performance of its employees under this program.

        For the Applied Biosystems group, the MRC uses EBIT (earnings before interest and taxes), revenue, cash flow, and EPS (earnings per share). These financial measures are well recognized throughout the investment community, and the MRC believes that achieving financial goals based on these measures should help maximize stockholder return.

        For the Celera Genomics group and Celera Diagnostics, a joint venture between the Applied Biosystems and Celera Genomics groups, the MRC considers the achievement of specific business and financial milestones set for each business unit.

        For corporate employees, including Mr. White and certain other executive officers, the MRC uses a combination of the performance results for the Applied Biosystems group and the Celera Genomics group.

        The MRC uses survey information from comparable companies in reviewing and approving annual incentive plan participation and targets for each executive officer. In determining annual incentive compensation awards for each executive officer, the MRC also considers other business actions taken during the fiscal year that contribute to the strategic growth and competitiveness of the Company. Additionally, Mr. White, based on his review of the performance of each executive officer (other than himself) throughout the year, may propose modifications to reflect each officer's personal performance. These modifications may result in an incentive compensation recommendation between 0 and 150% of target for a particular executive officer. The MRC is responsible for final approval of all incentive compensation awards for executive officers.

Restricted Stock.

        From time to time, the MRC grants restricted stock awards to selected members of senior management in connection with their employment with the Company or key strategic initiatives at the Company or one of its business units. These awards are intended to further align management and stockholder interests.

Stock Options.

        The MRC currently believes that in order to achieve the Company's long-term growth objectives and to align employee and stockholder interests, it is in the Company's best interest to grant stock options to both management and non-management employees. The MRC approves each grant of options under the Company's stock incentive plans. The number of stock options granted to each employee depends on the employee's level in the Company and the potential impact of his or her position on the overall success of the Company. During fiscal 2004, the MRC determined that it was in the best interest of the Company and its stockholders to reduce the aggregate annual share dilution associated with the grant of stock options to no more than 2% of the issued and outstanding shares of each class of Applera common stock. This reduction resulted in a decrease in the number of employees receiving grants of stock options as well as in the average size of such grants during fiscal 2004.

        Employees, including the Company's executive officers, may be granted options for Applera-Applied Biosystems stock or Applera-Celera stock or both stocks. Certain officers and employees who have responsibilities involving both the Applied Biosystems group and the Celera Genomics group will be granted awards in both stocks in a manner that reflects their job responsibilities. The MRC believes that granting participants awards tied to the performance of the group in which the participants work and, in certain cases, the other group, is in the best interest of the Company and its stockholders.

        The exercise price of each option granted to the Company's executive officers in fiscal 2004 was the fair market value of a share of the applicable class of stock on the date of grant. These stock options vest in equal installments over a period of four years and are exercisable for a period of ten years from the date of grant.

Stock Ownership.

        In order to reinforce the linkage of an executive's financial gain with stockholder performance, the MRC has established a requirement that each executive officer of the Company retain an investment in Applera common stock or stock equivalents equaling between one and five times the individual's annual base salary (depending upon the individual's management level). Mr. White is required to retain a personal investment equal to five times his annual base salary. Executives are given a period of five years to achieve these levels. As of the end of the Company's 2004 fiscal year, all of the Named Executive Officers except Ms. Ordoñez had satisfied their individual investment goals. Ms. Ordoñez joined the Company in December 2000.

        In addition to encouraging stock ownership by granting stock options, the Company further encourages its employees to own Applera common stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan generally allows participants to buy both classes of Applera common stock with up to 10% of their salary (subject to certain limits).

        The MRC monitors on an annual basis the ownership of shares of Applera-Applied Biosystems stock and Applera-Celera stock by senior officers as well as their option holdings and other benefits so that their interests are not misaligned with the two classes of Applera common stock and with their duty to act in the best interests of the Company and its stockholders as a whole.

CEO Remuneration.

        Base Salary.    During fiscal 2004, Mr. White's base annual salary was $1,000,000. Mr. White did not receive an increase in his base salary during fiscal 2004.

        Annual Incentive Compensation.    Mr. White's incentive compensation formula is based entirely on the achievement of the Company's business and financial goals. For fiscal 2004, Mr. White earned an incentive compensation award of $1,202,500. This award was based on the level of achievement of the Company's goals.

        Restricted Stock.    In fiscal year 2004, the MRC granted restricted stock awards to Mr. White of 208,494 shares of Applera-Applied Biosystems stock and 69,498 shares of Applera-Celera stock. These awards were consistent with the terms of Mr. White's employment agreement and awards previously made to him, all of which have now vested, and were made to further align Mr. White's interests with those of the stockholders. Of these shares, 23,166 shares of Applera-Applied Biosystems stock and 7,722 shares of Applera-Celera stock vested on June 30, 2004, and 23,166 shares of Applera-Applied Biosystems stock and 7,722 shares of Applera-Celera stock will vest on each of June 30, 2005 and June 30, 2006, subject in each case to Mr. White being an employee of the Company as of the vesting date. An additional 46,332 shares of Applera-Applied Biosystems stock and 15,444 shares of Applera-Celera stock vested on August 19, 2004, and up to 46,332 shares of Applera-Applied Biosystems stock and 15,444 shares of Applera-Celera stock will vest following the end of fiscal 2005 and 2006, based on the attainment of performance goals relating to cumulative after-tax operating cash flows for these years. The maximum annual cost to the Company of restricted stock awards granted to Mr. White and to the Company's Chief Financial Officer during fiscal 2004 was limited to $7.2 million for fiscal year 2004, increasing by 10% each year thereafter. Any shares not issued because of this dollar limit will be carried over and available for issuance in the next succeeding fiscal year. The dollar limit did not result in any reduction in the number of shares of restricted stock issued for fiscal 2004.

        Stock Options.    Mr. White was granted options to purchase 204,000 shares of Applera-Applied Biosystems stock at an exercise price of $20.185 per share and 68,000 shares of Applera-Celera stock at an exercise price of $10.785 per share in June 2004 in connection with the Company's customary annual grant of options to employees.

Conclusion.

        The Company has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance goals. These goals have been established at levels that the MRC believes necessary to achieve above average performance within the Company's industry.

        The MRC intends to continue its policy of linking executive compensation with corporate and group performance and stockholder returns to the extent possible through the measurement procedures described in this report. Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Company generally seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

                      Management Resources Committee
                      Jean-Luc Bélingard, Co-Chair
                      Orin R. Smith, Co-Chair
                      Arnold J. Levine
                      William H. Longfield
                      Carolyn W. Slayman

Performance Graphs

        The following graphs compare the yearly change in our cumulative total stockholder return for Applera-Applied Biosystems stock and Applera-Celera stock for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Biotechnology Group Index (the "DJ BTC"), a published industry index that includes both classes of Applera common stock.

        Cumulative total returns are calculated assuming that $100 was invested on the last trading day of fiscal 1999 in each of Applera-Applied Biosystems stock, Applera-Celera stock, the S&P 500, and the DJ BTC, and that all dividends were reinvested.

Applera-Applied Biosystems Stock

Comparison of 5 Year Cumulative Returns

Applera-Celera Stock

Comparison of 5 Year Cumulative Returns

Summary Compensation Table

        The following table shows the compensation provided to our Chief Executive Officer and four other most highly paid executive officers (the "Named Executive Officers").

Long-Term Compensation
Annual Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)[1]	Restricted Stock Awards ($)[2]	Stock Options (#)[3]	LTIP Payouts ($)	All Other Compen- sation ($)[4]
Tony L. White Chairman, President and Chief Executive Officer	2004 2003 2002	1,000,000 1,000,000 984,615	1,202,500 1,300,000 1,150,000	197,773 102,977 192,044	5,189,416 0 0	272,000 420,000 420,000	0 0 0	311,585 282,308 155,692
Michael W. Hunkapiller[5] Former Senior Vice President and President, Applied Biosystems Group	2004 2003 2002	625,385 560,504 529,307	538,650 517,104 462,977	1,700 2,457 2,125	0 0 0	108,000 175,000 175,000	0 0 0	159,273 141,958 78,805
Dennis L. Winger Senior Vice President and Chief Financial Officer	2004 2003 2002	526,154 483,058 463,846	416,713 407,959 341,996	19,149 9,002 2,125	864,999 0 0	90,400 153,000 153,000	0 0 0	164,377 145,880 95,114
Kathy P. Ordoñez Senior Vice President and President, Celera Genomics Group and Celera Diagnostics	2004 2003 2002	496,154 468,077 374,424	427,500 451,250 420,325	0 757 0	0 0 774,800	108,000 135,000 213,000	0 0 0	34,779 25,978 16,185
William B. Sawch Senior Vice President and General Counsel	2004 2003 2002	463,615 423,057 405,231	367,179 359,489 298,337	1,700 2,313 2,125	0 0 0	90,400 153,000 153,000	0 0 0	163,595 143,868 81,725

1
Amount shown for fiscal 2004 for Mr. White includes: (a) the incremental cost to the Company of providing various reportable perquisites and personal benefits, including the personal use of Company aircraft of $52,786 and financial and estate planning of $104,976; (b) dividend equivalents paid in cash on performance units; and (c) amounts reimbursed during fiscal 2004 for the payment of taxes. Amounts shown for fiscal 2004 for the other officers represent dividend equivalents paid in cash on performance units and amounts reimbursed for the payment of taxes.

2
The dollar value of restricted stock awarded in fiscal 2004 is based on the closing price of a share of Applera-Applied Biosystems stock and Applera-Celera stock on August 21, 2003, the date of the grant. The grant to Mr. White consisted of 208,494 shares of Applera-Applied Biosystems stock and 69,498 shares of Applera-Celera stock, and the grant to Mr. Winger consisted of 34,752 shares of Applera-Applied Biosystem stock and 11,586 shares of Applera-Celera stock. Of these shares, 23,166 shares of Applera-Applied Biosystems stock and 7,722 shares of Applera-Celera stock awarded to Mr. White vested on June 30, 2004, and 46,332 shares of Applera-Applied Biosystems stock and 15,444 shares of Applera-Celera stock awarded to Mr. White and 11,584 shares of Applera-Applied Biosystems stock and 3,862 shares of Applera-Celera stock awarded to Mr. Winger vested on August 19, 2004, based on the attainment of performance goals relating to cumulative after-tax operating cash flow for the fiscal year ended June 30, 2004. The remaining shares of restricted stock awarded in fiscal 2004 will vest as follows: 23,166 shares of Applera-Applied Biosystems stock and 7,722 shares of Applera-Celera stock granted to Mr. White will vest on each of June 30, 2005 and June 30, 2006, subject in each case to Mr. White being an employee of the Company as of the vesting date, and up to an additional 46,332 shares of Applera-Applied Biosystems stock and 15,444 shares of Applera-Celera stock awarded to Mr. White and 11,584 shares of Applera-Applied Biosystems stock and 3,862 shares of Applera-Celera stock awarded to Mr. Winger will vest following the end of fiscal 2005 and 2006 upon the attainment of performance goals relating to cumulative after-tax operating cash flows for these fiscal years. As of the end of the Company's 2004 fiscal year, Mr. White held 185,328 restricted shares of Applera-Applied Biosystems stock and 61,776 restricted shares of Applera-Celera stock having an aggregate value of $4,686,327, Mr. Winger held 34,752 restricted shares of Applera-Applied Biosystems stock and 11,586 restricted shares of Applera-Celera stock having an aggregate value of $878,785, and Ms. Ordoñez held 20,000 restricted shares of Applera-Celera stock having an aggregate value of $227,800. As of that date, none of the other Named Executive Officers held any shares of our restricted stock. Prior to vesting, Messrs. White and Winger and Ms. Ordoñez have the right to receive dividends, if any, on and to vote, the restricted shares, but they may not sell or otherwise dispose of these shares.

3
A breakdown of the options set forth in the table, by class, is as follows:

		Applera-Applied Biosystems Stock	Applera-Celera Stock
Mr. White	2004 2003 2002	204,000 335,000 335,000	68,000 85,000 85,000
Dr. Hunkapiller	2004 2003 2002	80,800 141,000 141,000	27,200 34,000 34,000
Mr. Winger	2004 2003 2002	68,000 125,000 125,000	22,400 28,000 28,000
Ms. Ordoñez	2004 2003 2002	32,000 40,000 85,000	76,000 95,000 128,000
Mr. Sawch	2004 2003 2002	68,000 125,000 125,000	22,400 28,000 28,000
4
The amounts shown for fiscal 2004 include: (a) payment of a portion of the cash value of vested performance units under our Performance Unit Bonus Plan for Mr. White, Dr. Hunkapiller, Mr. Winger, Ms. Ordoñez, and Mr. Sawch of $280,400, $140,200, $140,200, $0, and $140,200, respectively; (b) contributions under our Employee Savings Plan for Mr. White, Dr. Hunkapiller, Mr. Winger, Ms. Ordoñez, and Mr. Sawch of $12,000, $9,815, $12,000, $16,000, and $12,000, respectively; and (c) amounts accrued under the savings plan component of our Excess Benefit Plan for Mr. White, Dr. Hunkapiller, Mr. Winger, Ms. Ordoñez, and Mr. Sawch of $19,185, $7,681, $12,177, $18,779, and $11,395, respectively. The fiscal 2004 amount for Dr. Hunkapiller also includes an inventor award of $1,577.

5
Dr. Hunkapiller retired from the Company effective August 20, 2004.

Option Grant Tables

        The table below provides information about options to purchase shares of Applera-Applied Biosystems stock granted to the Named Executive Officers during fiscal year 2004.

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
	Number of Securities Underlying Options Granted (#)[1]
		Percent of Total Options Granted to Employees In Fiscal Year 2004
Name			Exercise Price ($/Sh)	Expiration Date
					5%($)	10%($)
Tony L. White	204,000	4.15	20.1850	6/17/14	2,589,625	6,562,617
Michael W. Hunkapiller	80,800	1.65	20.1850	6/17/14	1,025,694	2,599,311
Dennis L. Winger	68,000	1.38	20.1850	6/17/14	863,208	2,187,539
Kathy P. Ordoñez	32,000	0.65	20.1850	6/17/14	406,216	1,029,430
William B. Sawch	68,000	1.38	20.1850	6/17/14	863,208	2,187,539

All Stockholders[3]					$2.6 billion	$6.7 billion

1
Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Applied Biosystems stock on the date of grant and are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

2
The values shown assume that the price of a share of Applera-Applied Biosystems stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Applied Biosystems stock.

3
These amounts represent the increase in the aggregate market value of the Applera-Applied Biosystems stock outstanding as of the last day of the Company's 2004 fiscal year, assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

        The table below provides information about options to purchase shares of Applera-Celera stock granted to the Named Executive Officers during fiscal year 2004.

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term[2]
	Number of Securities Underlying Options Granted (#)[1]	Percent of Total Options Granted to Employees In Fiscal Year 2004
Name			Exercise Price ($/Sh)	Expiration Date
					5%($)	10%($)
Tony L. White	68,000	4.30	10.7850	6/17/14	461,219	1,168,819
Michael W. Hunkapiller	27,200	1.72	10.7850	6/17/14	184,487	467,528
Dennis L. Winger	22,400	1.42	10.7850	6/17/14	151,931	385,023
Kathy P. Ordoñez	76,000	4.81	10.7850	6/17/14	515,480	1,306,327
William B. Sawch	22,400	1.42	10.7850	6/17/14	151,931	385,023

All Stockholders[3]					$525 million	$1.3 billion

1
Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Celera stock on the date of grant and are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

2
The values shown assume that the price of a share of Applera-Celera stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Celera stock.

3
These amounts represent the increase in the aggregate market value of the Applera-Celera stock outstanding as of the last day of the Company's 2004 fiscal year, assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

Option Exercises and Year-End Value Tables

        The table below provides information about options for Applera-Applied Biosystems stock exercised by the Named Executive Officers during fiscal year 2004 and the value of unexercised options for Applera-Applied Biosystems stock held by those officers as of the last day of the Company's 2004 fiscal year.

				Number of Securities Underlying Unexercised Options at June 30, 2004 (#)		Value of Unexercised In-the-Money Options at June 30, 2004 ($)[1]
Name	Shares Acquired on Exercise (#)		Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Tony L. White	0		0	2,620,843	750,250	7,138,905	1,937,648
Michael W. Hunkapiller	48,000	[2]	815,498	1,198,886	314,050	3,942,620	816,595
Dennis L. Winger	0		0	983,823	276,750	2,081,679	724,683
Kathy P. Ordoñez	0		0	188,450	135,750	84,600	243,280
William B. Sawch	38,055	[2]	646,250	824,450	276,750	1,422,332	724,683

1
The fair market value of a share of Applera-Applied Biosystems stock on the last day of the Company's 2004 fiscal year was $21.45.

2
Options exercised were scheduled to expire in April 2004.

        The table below provides information about options for Applera-Celera stock exercised by the Named Executive Officers during fiscal year 2004 and the value of unexercised options for Applera-Celera stock held by those officers as of the last day of the Company's 2004 fiscal year.

				Number of Securities Underlying Unexercised Options at June 30, 2004 (#)		Value of Unexercised In-the-Money Options at June 30, 2004 ($)[1]
Name	Shares Acquired on Exercise (#)		Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Tony L. White	0		0	970,412	191,125	2,467,638	189,168
Michael W. Hunkapiller	12,002	[2]	152,757	553,150	76,450	1,683,883	75,667
Dennis L. Winger	0		0	389,925	63,025	1,071,333	62,314
Kathy P. Ordoñez	0		0	113,725	236,575	54,388	211,423
William B. Sawch	10,677	[2]	136,304	354,653	63,025	919,717	62,314

1
The fair market value of a share of Applera-Celera stock on the last day of the Company's 2004 fiscal year was $11.42.

2
Options exercised were scheduled to expire in April 2004.

Retirement Benefits

        We maintain a qualified defined benefit Employee Pension Plan covering all of our domestic employees hired prior to July 1, 1999, including the Named Executive Officers other than Ms. Ordoñez, and a non-qualified Excess Benefit Plan, which provides pension benefits that would otherwise be denied participants by reason of certain compensation and/or benefit payment limitations of the Internal Revenue Code on qualified plan benefits. Both the Employee Pension Plan and the pension benefit component of the Excess Benefit Plan were frozen as of June 30, 2004. The Employee Pension Plan and the Excess Benefit Plan provide annual benefits at normal retirement age (65) based on: (1) a participant's highest final average base salary (measured over 36 consecutive months from October 1, 1995, to June 30, 2004) and service from October 1, 1995, to June 30, 2004, and (2) a participant's highest final average Incentive Compensation Plan (ICP) awards (measured over 36 consecutive months from July 1, 1995, to June 30, 2004) and service from July 1, 1995, to June 30, 2004. We also have a frozen non-qualified Supplemental Retirement Plan, which provides benefits based on service and a percentage of the ICP awards prior to July 1, 1995.

        Benefits for service prior to October 1, 1995, under the Employee Pension Plan and the pension plan component of the Excess Benefit Plan were based on a career average benefit formula. A variable annuity option was available to each participant for benefit accruals prior to October 1, 1995. The variable annuity fund benefit payments are calculated initially based on the fund's current valuation and are adjusted annually thereafter.

        The following table shows the estimated total annual benefit from all the plans payable to a covered participant at normal retirement age for service between October 1, 1995, and June 30, 2004, based on final average base salary as described above.

Pension Plan Table

	Years of Service Between October 1, 1995 and June 30, 2004
Average Annual Remuneration	5	6	7	8	8.75
$400,000	$33,660	$40,392	$47,124	$53,856	$58,905
600,000	50,780	60,936	71,092	81,248	88,865
800,000	67,380	80,856	94,332	107,808	117,915
1,000,000	83,500	100,200	116,900	133,600	146,125
1,200,000	100,500	120,600	140,700	160,800	175,875
1,400,000	117,500	141,000	164,500	188,000	205,625
1,600,000	134,500	161,400	188,300	215,200	235,375
1,800,000	151,500	181,800	212,100	242,400	265,125
2,000,000	168,500	202,200	235,900	269,600	294,875
2,200,000	185,500	222,600	259,700	296,800	324,625
2,400,000	202,500	243,000	283,500	324,000	354,375
2,600,000	219,500	263,400	307,300	351,200	384,125
2,800,000	236,500	283,800	331,100	378,400	413,875
3,000,000	253,500	304,200	354,900	405,600	443,625

        The benefit amounts shown in the Pension Plan Table are computed on a straight life annuity basis (the maximum benefit payable to a participant), payable at age 65, and assume covered compensation (defined by the Internal Revenue Service as an average of the Social Security Wage Bases in effect over an assumed 35 year working career, based on year of birth) for social security purposes of $60,000 in all cases. As of the end of the Company's 2004 fiscal year, Mr. White, Dr. Hunkapiller, and Mr. Sawch each had 8.75 years of credited service from October 1, 1995, for pension purposes, and Mr. Winger had 6.75 years of credited service for pension purposes. Ms. Ordoñez is not a participant in the Employee Pension Plan. The base salary and incentive compensation for each such person are as shown in the salary and bonus columns of the Summary Compensation Table above under "Executive Compensation."

        Estimated annual benefits accrued prior to October 1, 1995, and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension plan component of the Excess Benefit Plan to Mr. White, Dr. Hunkapiller, and Mr. Sawch are $267, $22,569, and $24,180, respectively, assuming continued service for benefit eligibility and based on the current variable annuity fund unit value, as applicable. Mr. Winger and Ms. Ordoñez do not have benefit accruals prior to October 1, 1995.

        Under the terms of his employment agreement, Mr. White is entitled to receive a supplemental retirement benefit equal to the annual benefit he would have received if he were credited with 26 years of service (in addition to his benefit for actual service) under the Employee Pension Plan and non-qualified plans (the Excess Benefit Plan and the Supplemental Retirement Plan), reduced by the annual benefit he will receive from the Employee Pension Plan and non-qualified plans based on his actual service and further reduced by $111,528.

        Mr. Winger's employment agreement provides that if he continues to be employed by the Company until November 24, 2007, or if we terminate his employment prior to that date without cause, he will be entitled to receive a supplemental retirement benefit equal to the annual benefit he would have received if he were credited with 10 years of service (in addition to his benefit for actual service) under the Employee Pension Plan and Excess Benefit Plan.

        The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment is terminated within three years following a change in control of the Company.

In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. In addition, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

Employment Agreements and Other Relationships

        Employment Contracts.    We entered into a three-year employment agreement with Mr. White dated September 12, 1995, which was later amended, that provides for his employment as our Chairman, President and Chief Executive Officer. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. Neither we nor Mr. White have given this notice. Under the terms of the agreement, Mr. White receives a base annual salary, currently set at $1,000,000, subject to annual review and a target incentive payment, currently set at 130% of his base annual salary. In the event we terminate Mr. White's employment without cause or if he terminates his employment for good reason (as defined in the agreement), we will pay him three times his base salary and target bonus, the fair market value of 36,000 shares of Applera-Applied Biosystems stock and 18,000 shares of Applera-Celera stock, a pro rated incentive payment, and provide other benefits specified in his agreement. Mr. White is also entitled to a supplemental retirement benefit under the terms of his employment agreement. See "Retirement Benefits" above for a description of this benefit.

        We entered into an agreement with Mr. Winger dated June 24, 1997, which was later amended, that provides for his employment as our Senior Vice President and Chief Financial Officer. Under the terms of the agreement, Mr. Winger receives a base annual salary, currently set at $530,000, subject to annual review and a target incentive payment, currently set at 85% of his base annual salary. He is also eligible to receive an annual restricted stock award which vests based on performance criteria related to the Company's cash flow. In the event we terminate Mr. Winger's employment without cause, we will pay him two times his base salary and provide continuation of health benefits. Mr. Winger's employment agreement was amended effective August 21, 2003, to provide him with a supplemental retirement benefit under some circumstances. See "Retirement Benefits" above for a description of this benefit.

        Change of Control Agreements.    We have entered into change of control agreements with each of the Named Executive Officers and various other key employees. Under these agreements, these persons become entitled to termination payments and benefits if, following a change in control, they terminate their employment for good reason, as defined in the agreements, or their employment is terminated without cause, as defined in the agreements. The termination payments are three times base salary and incentive compensation, in the case of each of the Named Executive Officers, and between one and three times for others. The termination benefits include full vesting of all restricted stock and stock options and other benefits specified in the agreements.

        Other Agreements.    We entered into deferred compensation agreements with Dr. Hunkapiller and Mr. Sawch in 1994 and 1993, respectively, which, subject to some conditions, provide for annual payments of $25,000 to be made for a maximum of ten years, commencing on retirement from the Company. The annual payments would also commence in the event of termination of employment for good reason, as defined in the agreements, or without cause following a change in control of the Company. The annual payments may be reduced or forfeited if the recipient elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company. Dr. Hunkapiller retired from the Company effective August 20, 2004.

        From time to time we have provided loans to our employees, including our officers, in connection with their hiring or the relocation of their principal residence at our request. We no longer make loans to our officers. However, Ugo D. DeBlasi, our Vice President and Controller, received two interest-free loans in connection with his relocation at our request in August 1999. The first of these loans, in the principal amount of $100,000, was forgivable in five equal annual installments provided Mr. DeBlasi continued to be an employee on the installment date, and the second, in the principal amount of $50,000, was repaid on June 23, 2004. The largest aggregate amount outstanding on these loans during fiscal 2004 was $90,000, and there were no amounts outstanding on these loans at August 19, 2004.

        Other Relationships.    Mr. White's brother-in-law is employed as a district field service manager for the Applied Biosystems group and was paid a total of approximately $97,350 in fiscal 2004. Amounts paid to this employee were comparable to compensation paid to other employees performing similar job functions.

        In July 2003, we entered into a one year consulting agreement with Dr. Hunkapiller's brother under which he provided assistance to the Applied Biosystems group in the evaluation of long-term portal design and the assessment of next generation sequencing technology. We paid him $92,400 for these services (plus reasonable travel expenses) in fiscal 2004. We renewed this agreement in July 2004. Under the terms of the new agreement, Dr. Hunkapiller's brother will be paid a fee of $1,400 per day (plus reasonable travel expenses) for a minimum of 48 days during fiscal 2005.

        Dr. Hunkapiller's daughter is employed as a manager for the Applied Biosystems group and was paid a total of approximately $70,350 in fiscal 2004. Amounts paid to this employee were comparable to compensation paid to other employees performing similar job functions.

Proposal 1 — Election of Directors

        The Board of Directors has nominated the ten persons named below for election as directors of the Company at the meeting. Each nominee elected as a director will serve until his or her successor has been elected at the next annual meeting or until his or her earlier resignation, removal, or death.

        Each of the nominees is currently serving as a director of the Company and has agreed to serve if elected. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by proxies will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors serving on the Board.

        The principal occupation and other information about each of the nominees as of August 19, 2004, is provided below.

  The Board recommends that you vote "FOR" each of the nominees listed below.

Richard H. Ayers 61 Years Old Became Director 1988	Mr. Ayers is the retired Chairman and Chief Executive Officer of The Stanley Works, a tool and hardware manufacturer. He was an advisor to the Chairman and Chief Executive Officer of Stanley from January 1997 to October 1997 after having served as Chairman and Chief Executive Officer of Stanley from May 1989 to December 1996. Mr. Ayers is a Trustee of MassMutual Institutional Funds and MML Series Investment Fund and a director of Instron Corporation.

Jean-Luc Bélingard 55 Years Old Became Director 1993	Mr. Bélingard is President and Chief Executive Officer of Ipsen Group, a diversified French health care holding company. He previously served as Chief Executive Officer of bioMérieux-Pierre Fabre Group, a diversified French health care holding company, from 1999 to 2001, and as Director General of the Diagnostics Division and a member of the Executive Committee of F. Hoffmann-La Roche Ltd., a healthcare company, from 1990 to 1998. Mr. Bélingard is also a director of Laboratory Corporation of America Holdings and NicOx S.A.

Robert H. Hayes 68 Years Old Became Director 1985	Dr. Hayes is the Philip Caldwell Professor of Business Administration, Emeritus, at the Harvard Business School. He has held various positions at Harvard since 1966. Dr. Hayes is also a director of Helix Technology, Inc.

Arnold J. Levine 65 Years Old Became Director 1999	Dr. Levine is a professor at the Institute for Advanced Study. He previously served as President and Chief Executive Officer of Rockefeller University from 1998 to 2002 and was the Harry C. Weiss Professor of the Life Sciences and Chairman of the Molecular Biology Department at Princeton University from 1984 to 1998. Dr. Levine is also a director of Theravance, Inc.

William H. Longfield 66 Years Old Became Director 2003	Mr. Longfield is the retired Chairman and Chief Executive Officer of C.R. Bard, Inc., a manufacturer of health care products. He joined C.R. Bard in 1989 as executive vice president, became President in 1991, and served as Chairman and Chief Executive Officer from 1995 until his retirement in August 2003. Mr. Longfield is also a director of C.R. Bard, Inc., Manor Care, Inc., West Pharmaceutical Services, Inc., and Horizon Health Corporation.

Theodore E. Martin 65 Years Old Became Director 1999	Mr. Martin is the retired President and Chief Executive Officer of Barnes Group Inc., a manufacturer of precision springs and custom metal components. He joined Barnes Group in 1990 as a group vice president and served as President and Chief Executive Officer from 1995 until his retirement in 1998. Mr. Martin is also a director of C. R. Bard, Inc., Ingersoll-Rand Company, and Unisys Corporation.

Carolyn W. Slayman 67 Years Old Became Director 1994	Dr. Slayman is the Sterling Professor of Genetics and Deputy Dean for Academic and Scientific Affairs at Yale University School of Medicine. She joined the Yale faculty in 1967. Dr. Slayman is a consultant to the National Institutes of Health, most recently having served as a member of the National Advisory General Medical Sciences Council, and a member of the Board of Overseers of Dartmouth Medical School.

Orin R. Smith 69 Years Old Became Director 1995	Mr. Smith is the retired Chairman and Chief Executive Officer of Engelhard Corporation, a provider of environmental technologies, specialty chemical products, and engineered materials. He served as Chairman and Chief Executive Officer of Engelhard from 1995 until his retirement in January 2001. He is also a director of Ingersoll-Rand Company and Vulcan Materials Company.

James R. Tobin 60 Years Old Became Director 1999	Mr. Tobin has served as President and Chief Executive Officer of Boston Scientific Corporation, a medical device manufacturer, since March 1999. Mr. Tobin previously served as President and Chief Executive Officer of Biogen, Inc., a biotechnology company, from 1997 to 1998 and President and Chief Operating Officer from 1994 to 1997. Prior to joining Biogen, he held various positions at Baxter International Inc., including President and Chief Operating Officer from 1992 to 1994. Mr. Tobin is also a director of Boston Scientific and Curis, Inc.

Tony L. White 58 Years Old Became Director 1995	Mr. White has served as our Chairman, President and Chief Executive Officer since September 1995. Prior to that date, he was Executive Vice President and a member of the Office of the Chief Executive of Baxter International Inc., a manufacturer of health care products and instruments. He also served as Group Vice President of Baxter from 1986 to 1992. Mr. White is also a director of AT&T Corp., C.R. Bard, Inc., and Ingersoll-Rand Company.

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm

        The Audit/Finance Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), independent registered public accounting firm, to audit our books, records, and accounts for the fiscal year ending June 30, 2005. We are asking you to ratify this selection at the meeting.

        A representative of PwC will attend the meeting to answer appropriate questions and to make a statement if he or she desires.

  The Board recommends that you vote "FOR" this proposal.

Audit and Non-Audit Fees

        The table below provides a summary of the aggregate fees for professional services rendered for the Company by PwC during fiscal 2003 and 2004. These fees are described in more detail below.

			Fiscal 2003	Fiscal 2004
Audit Fees			$1,806,400	$1,915,900
Audit-Related Fees			294,100	299,300
Tax Fees			641,050	776,212
Tax Compliance	$183,600	$217,800
Other Tax	457,450	558,412
All Other Fees			0	0

Total			$2,741,550	$2,991,412

        Audit Fees for the fiscal years ended June 30, 2003, and 2004 were for professional services rendered for the audits of our consolidated financial statements and the reviews of our quarterly financial statements on Form 10-Q. These fees also included statutory audits of certain international subsidiaries of the Company, as well as review of other regulatory filings in the United States and in Japan.

        Audit-Related fees for the fiscal years ended June 30, 2003, and 2004 were for assurance and related services rendered in connection with audits of certain of our employee benefit plans and preparation of the related Form 5500s. In addition, the fiscal 2004 fees included advisory services related to Section 404 of the Sarbanes-Oxley Act of 2002. The fiscal 2003 fees included acquisition related services and other accounting consultations.

        Tax compliance fees for the fiscal years ended June 30, 2003, and 2004 generally involve the preparation of original and amended tax returns and claims for refund. Other tax services related to tax planning and tax advice primarily related to export sales benefits and transfer pricing.

Pre-Approval Policies and Procedures

        The Audit/Finance Committee has adopted a policy for the pre-approval of audit and non-audit services to be performed by PwC. Under this policy, all services proposed to be performed by PwC must be pre-approved either by specific advance action of the Committee, which we refer to as "specific pre-approval," or pursuant to policies and procedures established by the Committee that are detailed as to the particular service to be rendered, which we refer to as "general pre-approval." The policy authorizes the Committee to delegate pre-approval authority to individual Committee members but to date no such delegation has occurred.

        Requests for pre-approvals, whether specific or general, must be submitted to the Committee in writing by the Company's Chief Financial Officer or Controller, and include a statement as to whether, in the view of the person making the request or application, the request is consistent with the SEC's rules on auditor independence. The Committee will consider whether the proposed services are consistent with the SEC's rules on auditor independence and will not approve any prohibited service. The Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile, and other factors it deems appropriate under the circumstances. The term of any specific or general pre-approval will generally be no longer than 12 months.

        All requests for services to be provided by the independent registered public accounting firm that have received the general pre-approval of the Committee will be submitted to the Company's Controller and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the general pre-approval. The Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm.

        The Director of Internal Audit monitors the performance of services provided by the independent registered public accounting firm to determine whether such services were approved in compliance with the Policy.

Proposal 3—Approval of Amendments to the Applera Corporation 1999 Employee Stock
Purchase Plan

        Proposal 3 pertains to amendments to the Applera Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of these amendments is to (1) extend the term of the Purchase Plan to December 31, 2007 and (2) increase the number of shares of Applera common stock available for issuance under the plan. We are asking you to approve these amendments at the meeting.

        The Company has for many years maintained a series of employee stock purchase plans to provide employees with an incentive to acquire an equity interest in the Company and to work effectively for its growth and prosperity. A substantial number of the Company's employees have become, and continue to be, stockholders of the Company as a result of these plans. The Board believes that these plans have generally been beneficial to employees as well as the Company and its stockholders because they have enhanced the interest of the employees in the continued success of the Company and further aligned the interests of employees and stockholders. In addition, the Board is of the opinion that employee stock purchase plans provide an effective aid in recruiting highly qualified and talented employees.

        The Purchase Plan was first approved by the stockholders at the 1999 Annual Meeting and provides for offerings to be made under the plan until December 31, 2004. For the reasons set forth above, the Board believes that the proposed extension of the plan and corresponding increase in the number of shares of Applera common stock available for issuance under the plan is in the best interest of the Company and its stockholders. If the amendments are not approved by the stockholders, they will not be effective, and no offerings will be made after December 31, 2004.

Summary of Proposed Amendments

        The proposed amendments would:

  •
  extend the term of the Purchase Plan to December 31, 2007; and

  •
  increase the number of shares of Applera-Applied Biosystems stock authorized for issuance under the Purchase Plan by 1,000,000 and increase the number of shares of Applera-Celera stock authorized for issuance under the Purchase Plan by 1,500,000.

Summary of the Purchase Plan

        This summary highlights all material information from the Purchase Plan as proposed to be amended. A complete copy of the Purchase Plan as proposed to be amended is attached as Annex A to the electronic copy of this proxy statement filed with the SEC and available on the SEC's website at http://www.sec.gov. You can also obtain a copy of the plan by contacting the Corporate Secretary in writing at Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut 06856-5435, or by telephone at 203.840.2000.

        Term.    The Purchase Plan currently provides that no offering may be made under the Purchase Plan after December 31, 2004. If the amendments are approved at the meeting, no offering may be made under the Purchase Plan after December 31, 2007.

        Shares Subject to the Plan.    Subject to adjustment as provided below, if the amendments to the Purchase Plan are approved, an additional 1,000,000 shares of Applera-Applied Biosystems stock and an additional 1,500,000 shares of Applera-Celera stock will be available for issuance under the Purchase Plan. As of the end of the Company's 2004 fiscal year, there remained available for issuance under the Purchase Plan approximately 1,400,000 shares of Applera-Applied Biosystems stock out of a total of 3,000,000 authorized and approximately 1,100,000 shares of Applera-Celera stock out of a total of 2,700,000 authorized. Shares delivered under the Purchase Plan may be newly issued shares or treasury shares. See "Equity Compensation Plan Information" under Proposals 4 and 5 below for more information about Applera common stock authorized for issuance under our equity compensation plans.

        As of September 1, 2004, the fair market value of a share of Applera-Applied Biosystems stock was $18.99, and the fair market value of a share of Applera-Celera stock was $11.135.

        Administration.    The Purchase Plan is administered by the Management Resources Committee of the Board (the "Committee"). The Committee has the discretion to interpret the Purchase Plan and make rules and regulations relating thereto. None of the members of the Committee are eligible to participate in the Purchase Plan.

        Participation.    All employees of the Company and designated subsidiaries on the date of each offering are eligible to participate in the Purchase Plan. Directors who are not employees of the Company and any person who, after the grant of an option to purchase, would hold 5% or more of the total combined voting power or value of the Company are not eligible to participate. As of July 30, 2004, approximately 5,200 employees of the Company were eligible to participate in the Purchase Plan.

        Purchases Under the Purchase Plan.    The Company makes quarterly offerings to eligible employees in the United States to purchase shares of Applera-Applied Biosystems stock and Applera-Celera stock. The offerings relate to four three-month purchase periods commencing on the first trading day of January, April, July, and October of each year during the term of the Purchase Plan. Each eligible employee is offered the right to purchase shares of Applera-Applied Biosystems stock and/or Applera-Celera stock at a purchase price for each class of stock equal to the lower of 85% of the fair market value of the class of stock on the first day of the purchase period or 85% of the fair market value of the class of stock on the last day of the purchase period.

        Purchases under the Purchase Plan are made automatically at the end of each purchase period using payroll deductions during the purchase period authorized by the participating employees. Participating employees can set aside up to 10% of their compensation in each purchase period for the purchase of Applera-Applied Biosystems stock and/or Applera-Celera stock. No eligible employee can elect a payroll deduction at a rate that would cause him or her to purchase more than $25,000 of Applera common stock in any calendar year.

        A participating employee has none of the rights or privileges of a stockholder of the Company (including the right to receive dividends) until the shares purchased under the Purchase Plan have been fully paid for and issued.

        Withdrawal. A participating employee may during any purchase period (1) direct the Company to make no further deductions from his or her compensation or (2) cancel his or her option to purchase shares of stock at the end of that purchase period. If the employee has directed that payroll deductions be discontinued, any sums deducted will be retained by the Company until the end of the purchase period, at which time the employee will receive that number of whole and fractional shares which can be purchased with the amount so retained. If the employee has directed that the option be canceled, the Company will, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to the employee's account.

        Termination of Employment.    If the employment of a participating employee is terminated prior to the end of a purchase period because of total and permanent disability, retirement, or death, the employee or his or her legal representative may either (1) cancel the option to purchase and, as soon as practicable thereafter, receive a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering, or (2) elect to receive at the end of the purchase period that number of whole and fractional shares of stock which such payroll deductions will purchase.

        If the employment of a participating employee is terminated during a purchase period for any other reason, he or she will receive, as soon as practicable thereafter, a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering.

        Transferability. A participating employee's rights under the Purchase Plan are exercisable, during his or her lifetime, only by the employee and may not be transferred in any manner. After the death of a participating employee, his or her rights may be transferred pursuant to the laws of descent and distribution.

        Awards in Foreign Countries.    The Committee has the authority and discretion to adopt procedures and modify the Purchase Plan as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company operates in order to assure the viability of the benefits of the Purchase Plan to the individuals employed in such countries and to meet the objectives of the Purchase Plan. Accordingly, the provisions described above may not apply to awards in foreign countries, which may vary depending on local law and custom.

        Termination and Amendment.    The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

        Adjustments.    The Purchase Plan provides that the Committee may adjust, as it deems appropriate, the number and class of shares available under the Purchase Plan to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Certain Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of participation in the Purchase Plan. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

        It is intended that the option to purchase shares of stock granted under the Purchase Plan will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. If shares are purchased under the Purchase Plan, no income will be realized by the employee at the time of the transfer of the shares to such employee if (1) the Purchase Plan constitutes an "employee stock purchase plan," (2) no disposition of these shares is made within two years after the date of grant of the option or within one year after the purchase of the shares, and (3) the employee is an employee at all times from the date of grant of the option to the date three months before exercise of the option. If an employee dies while owning the shares, no income will be realized at the time of the transfer. Further, when an employee or his or her estate sells or otherwise disposes of the shares, there will be included in his, her, or its income, as compensation, an amount equal to the lesser of:

  •
  the amount by which the fair market value of the shares on the first day of the offering period exceeds the purchase price for the shares, or

  •
  the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share.

Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

        If an employee disposes of the shares within either the two-year or one-year period referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

        No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participating employee within either the two-year or the one-year period referred to above. If there is a disposition of shares within either of these periods, the Company will be entitled to a deduction in the same amount and at the same time that the employee realizes ordinary income.

New Plan Benefits

        Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

Vote Required for Approval

        Approval of this proposal requires the favorable vote of a majority of votes present in person or by proxy and entitled to vote at the meeting.

  The Board recommends that you vote "FOR" this proposal.

Proposals 4 and 5—Approval of the Applera Corporation/Applied Biosystems Group
Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera
Genomics Group Amended and Restated 1999 Stock Incentive Plan

        Proposal 4 pertains to approval of the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan (the "Applera-Applied Biosystems Plan") and Proposal 5 pertains to approval of the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan (the "Applera-Celera Genomics Plan"). These plans are identical except as noted below. (The Applera-Applied Biosystems Plan and the Applera-Celera Genomics Plan are sometimes referred to collectively as the "Incentive Plans.") We are asking you to approve these plans at the meeting.

        The Board of Directors believes that stock-based incentives are in the best interest of the Company and its stockholders as they tie employee interests directly to stockholder interests. The Board also believes that stock-based incentives are an important component of the compensation programs of life science and other technology companies with which the Company must compete for employees. As a result, the Board has found that stock-based incentives are necessary to attract and retain employees throughout the Company, and stock-based incentives continue to be a significant component of the Company's overall compensation program.

        If the amendments are not approved by the stockholders, no further awards would be made under the Incentive Plans, as both Incentive Plans expire by their terms at the time of the meeting. Accordingly, the Board is seeking approval of the amendments to provide appropriate employee incentives and to satisfy ongoing needs and anticipated growth.

Summary of Proposed Amendments

        The proposed amendments would:

  •
  Extend the term of the Incentive Plans to December 31, 2006; and

  •
  Increase the number of shares of Applera-Applied Biosystems stock authorized for issuance under the Applera-Applied Biosystems Plan by 4,000,000 and increase the number of shares of Applera-Celera stock authorized for issuance under the Applera-Celera Genomics Plan by 1,500,000.

        In addition, the proposed amendments incorporate a number of changes to the Incentive Plans designed to provide the Board with greater flexibility to respond to market-competitive changes in equity compensation practices as well as to accounting changes that could affect the cost of equity incentives to the Company and its stockholders. For example, as more fully described below, the proposed amendments would provide flexibility for additional types of awards available for grant under the Incentive Plans, specifically maximum value options, stock appreciation rights, and restricted stock units, all of which can be used in various combinations at different levels of the organization. The proposed amendments would also provide the Board with the ability to continue to offer stock-based incentives to employees and non-employee directors while reducing the aggregate annual share dilution associated with the grant of stock options by using shares more efficiently. The amendments also limit the total number of shares that may be covered by awards of restricted stock units, restricted stock bonuses (called "Employee Stock Awards" under the current, rather than the proposed, versions of the Incentive Plans), and performance share awards.

Key Features of the Incentive Plans

        Key features of the Incentive Plans include the following, which are described in more detail below:

  •
  the Incentive Plans are administered by the Management Resources Committee of the Board of Directors, which is comprised solely of independent directors;

  •
  the aggregate number of shares of Applera-Applied Biosystems stock available for issuance under the Applera-Applied Biosystems Plan is 45,600,000 (a proposed increase of 4,000,000 shares), and the aggregate number of shares of Applera-Celera stock available for issuance under the Applera-Celera Genomics Plan is 20,200,000 (a proposed increase of 1,500,000 shares);

  •
  not more than 3,300,000 shares of Applera-Applied Biosystems stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Applied Biosystems Plan, and not more than 1,500,000 shares of Applera-Celera stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Celera Genomics Plan;

  •
  the purchase price of a share of stock covered by an Option or Stock Appreciation Right may not be less than 100% of the fair market value of the underlying stock on the date of the grant;

  •
  no employee is eligible to receive Options or Stock Appreciation Rights covering more than 4,560,000 shares of Applera-Applied Biosystems stock and more than 2,020,000 shares of Applera-Celera stock during any fiscal year;

  •
  no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Applied Biosystems Plan representing more than 350,000 shares of Applera-Applied Biosystems stock during any fiscal year, and no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Celera Genomics Plan representing more than 200,000 shares of Applera-Celera stock during any fiscal year;

  •
  no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 500,000 shares of Applera-Applied Biosystems stock during any fiscal year, and no employee may receive Performance Shares under the Applera-Celera Genomics Plan representing more than 400,000 shares of Applera-Celera stock during any fiscal year;

  •
  Performance Shares are subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code; and

  •
  Options may not be repriced, whether by amendment or by cancellation and regrant, without stockholder approval or except pursuant to a capital adjustment by the Committee (See "Adjustments by the Committee" below).

Summary of the Incentive Plans

        This summary highlights all material information from the Incentive Plans as proposed to be amended. Complete copies of the Applera-Applied Biosystems Plan and Applera-Celera Genomics Plan as proposed to be amended are attached as Annexes B and C to the electronic copy of this proxy statement filed with the SEC and available on the SEC's website at http://www.sec.gov. You can also obtain a copy of the plans by contacting the Corporate Secretary in writing at Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, or by telephone at 203.840.2000.

        Types of Incentives.    Incentives granted under the Incentive Plans may be:

  •
  incentive stock options within the meaning of Section 422 of the Internal Revenue Code;

  •
  non-qualified stock options (together with incentive stock options, "Options"), which may include options as to which the appreciation is capped at a specified amount ("Maximum Value Options");

  •
  stock appreciation rights, which give the recipient a right to receive cash or shares equal to the amount of appreciation in the value of a share of stock ("Stock Appreciation Rights");

  •
  restricted stock units, which give the recipient the right to receive shares of stock upon the achievement of the objectives specified at the time of grant and, under certain circumstances, the right to defer receipt of such stock ("Restricted Stock Units");

  •
  shares of Applera-Applied Biosystems stock or Applera-Celera stock, which may be subject to restrictions ("Restricted Stock Bonuses");

  •
  shares of Applera-Applied Biosystems stock or Applera-Celera stock subject to performance goals ("Performance Shares"); or

  •
  director stock awards, which are shares of Applera-Applied Biosystems stock or Applera-Celera stock subject to restrictions ("Director Stock Awards").

        Eligibility.    Under the terms of the Incentive Plans:

  •
  all employees, including executive officers, may receive Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards;

  •
  all consultants performing services for the Company may receive non-qualified stock options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards; and

  •
  all non-employee directors may receive non-qualified stock options and Director Stock Awards.

        As of July 30, 2004, approximately 5,500 employees, consultants, and directors were eligible to participate in the Incentive Plans.

        Shares Subject to the Plan.    Subject to adjustment as discussed below, if the plans are approved, the number of shares of Applera-Applied Biosystems stock available for issuance under the Applera-Applied Biosystems Plan will be increased from 41,600,000 to 45,600,000, and the number of shares of Applera-Celera stock available for issuance under the Applera-Celera Genomics Plan will be increased from 18,700,000 to 20,200,000. As of the end of the Company's 2004 fiscal year, approximately 5,300,000 shares of Applera-Applied Biosystems stock remained available for issuance under the Applera-Applied Biosystems Plan and approximately 3,900,000 shares of Applera-Celera stock remained available for issuance under the Applera-Celera Genomics Plan. Subject to adjustment as provided below, not more than 3,300,000 shares of Applera-Applied Biosystems stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Applied Biosystems Plan, and not more than 1,500,000 shares of Applera-Celera stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Celera Genomics Plan. As of September 1, 2004, the fair market value of a share of Applera-Applied Biosystems stock was $18.99, and the fair market value of a share of Applera-Celera stock was $11.135.

        Administration.    The Incentive Plans are administered by the Management Resources Committee (the "Committee") of the Board which is comprised solely of independent directors. The Committee determines, subject to the terms of the Incentive Plans, the employees, non-employee directors, and consultants to whom, and the time or times at which, it will grant awards, as well as the terms and provisions of each award.

        Stock Options.    The purchase price, vesting period, and all other terms and conditions of each Option are determined by the Committee, except that the purchase price of a share of Applera-Applied

Biosystems stock or Applera-Celera stock covered by an Option may not be less than 100% of the fair market value of the underlying stock on the date of the grant. The term of each Option may not be more than ten years from the date of grant. The Committee may also grant Maximum Value Options which are Options that limit the appreciation recognized by a recipient upon exercise of the Option to an amount specified by the Committee at the time of grant. The vesting of Options will be determined by the Committee for each grant.

        If the service of an employee, non-employee director, or consultant to whom an Option has been granted is terminated, other than by reason of retirement, disability, or death, the employee, non-employee director, or consultant may exercise the Option, to the extent that he or she is entitled to do so at the date of termination, for 30 days after the termination (or for a longer or shorter period of time, as the Committee may determine), but not after the Option expires. In addition, Options held by an employee, non-employee director, or consultant whose employment or service with the Company is terminated for cause will be forfeited. "Cause" is defined as (1) any act which is in bad faith and to the detriment of the Company or (2) a material breach of any agreement with or material obligation to the Company.

        If an employee to whom an Option has been granted retires from the Company under any retirement plan provided by the Company or if an employee or a consultant to whom an Option has been granted becomes totally and permanently disabled, the Option may be fully exercised without regard to the period of continuous employment or service at any time: (1) in the case of an incentive stock option, within three months after retirement or disability, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year after retirement or disability (or for a longer or shorter period of time, as the Committee may determine), but not after the Option expires. If a non-employee director (1) retires from the Board on reaching normal retirement age, (2) resigns or declines to stand for reelection with the approval of the Board, or (3) becomes totally and permanently disabled, the Option may be fully exercised, without regard to the period of continuous service, at any time within three years after the non-employee director's service terminates following his or her retirement, resignation, declining, or disability (or for a longer or shorter period of time, as the Committee may determine), but not after the Option expires.

        If an employee, non-employee director, or consultant to whom an Option has been granted dies while employed by or engaged to provide services or while serving as a member of the Board, the Option may be exercised to the extent that he or she was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's, non-employee director's, or consultant's rights under the Option. The person exercising the Option must generally do so within one year after the death.

        Options will be exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except under a domestic relations order. However, the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to certain family members or family related entities. After the death of an optionee, the Option may be transferred pursuant to the laws of descent and distribution.

        A condition to the exercise of an Option following termination of employment or service is that the optionee has not (1) rendered services or engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company, or (2) violated any written agreement with the Company. An optionee's violation of either of these conditions will result in the forfeiture of all Options held.

        Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights under the Incentive Plans. The exercise price per share of a Stock Appreciation Right may not be less than 100% of the fair market value of the underlying stock on the date of grant. The vesting of Stock Appreciation Rights will be determined by the Committee for each grant. Generally, each Stock Appreciation Right will entitle a recipient to receive upon redemption an amount equal to (1) the excess of (a) the fair market value on the redemption date of one share of the underlying stock over (b) the exercise price, times (2) the number of shares of stock covered by the Stock Appreciation Right. Payment will be made in stock or in cash, or a combination of both, as determined by the Committee.

        Subject to adjustment as discussed below, no employee is eligible to receive Options or Stock Appreciation Rights covering more than 4,560,000 shares of Applera-Applied Biosystems stock and more than 2,020,000 shares of Applera-Celera stock during any fiscal year of the Company.

        Restricted Stock Units.    The Committee may award Restricted Stock Units, which entitle the recipient the right to receive one share of stock per unit at the time the unit vests, with delivery of such stock on a date chosen by the recipient to the extent permitted by the terms of the individual award and applicable law. The vesting of an award of Restricted Stock Units will be determined by the Committee for each grant, but an award may not fully vest in less than three years from the date of grant, and the Company expects that not more than one-third of an award of Restricted Stock Units will vest in each of the first two years of the award. In the event a recipient's continuous service as an employee or consultant to the Company terminates, all unvested units as of the date of termination will be forfeited.

        Restricted Stock Bonuses.    Restricted Stock Bonuses may be subject to restrictions, as determined by the Committee. Until those conditions are met, the recipient may not sell, transfer, or otherwise dispose of the shares issued in the recipient's name at the time of grant. Recipients of Restricted Stock Bonuses are otherwise entitled to the rights of a stockholder with respect to the shares of stock subject to the Restricted Stock Bonuses as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the stock. The vesting of Restricted Stock Bonuses will be determined by the Committee for each grant, but an award may not fully vest in less than three years from the date of grant, and the Company expects that not more than one-third of an award of Restricted Stock Bonuses will vest in each of the first two years of the award. In the event a recipient's continuous service as an employee or consultant to the Company terminates, all unvested stock as of the date of termination will be forfeited.

        Subject to adjustment as discussed below, no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Applied Biosystems Plan representing more than 350,000 shares of Applera-Applied Biosystems stock during any fiscal year. Subject to adjustment as discussed below, no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Celera Genomics Plan representing more than 200,000 shares of Applera-Celera stock during any fiscal year.

        Performance Shares.    Performance Shares will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. These performance goals will relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and amortization	•	return on equity or total stockholder return
•	income or net income	•	stock price
•	operating income or net operating income	•	operating profit or net operating profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	product release schedules	•	new product innovation
•	product ship targets	•	customer satisfaction
•	costs

        The Committee will establish the time periods in which the performance goals are to be met, which will not be less than one year. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Company until the Committee has determined that the performance goals have been attained and other stock restrictions, if any, have been satisfied. Until Performance Shares are delivered to an award recipient, the recipient may not sell, transfer, or otherwise dispose of those shares. Recipients of Performance Shares are entitled to such other rights of a stockholder with respect to Performance Shares as the Committee determines, including the right to vote and receive dividends and other distributions.

        Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 500,000 shares of Applera-Applied Biosystems stock during any fiscal year. Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Celera Genomics Plan representing more than 400,000 shares of Applera-Celera stock during any fiscal year.

        Lapse of Restrictions on Awards.    If a recipient of an award of Stock Appreciation Rights, Restricted Stock Units, or Restricted Stock Bonuses terminates employment or other service to the Company before any applicable restrictions lapse, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the stock subject to such award.

        If a recipient of Performance Shares terminates employment by reason of death, total and permanent disability, retirement, resignation, or discharge from employment other than for cause before all applicable performance goals have been attained, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine that the performance objectives with respect to all or a portion of the Performance Shares have been attained. However, the Committee may not exercise its discretion to the extent that it would cause the income recognized by an award recipient with respect to an award of Performance Shares to fail to be deductible by the Company under Section 162(m) of the Internal Revenue Code.

        Director Stock Awards.    Each non-employee director will be granted a Director Stock Award as of the one month anniversary of the date of first election to the Board and as of the date of each reelection to the Board. The number of shares of stock to be covered by the Director Stock Award will be determined by the Committee, subject to the dollar limit described below. Each Director Stock Award will vest on the date immediately preceding the first annual meeting of stockholders next following the date of grant, provided that the holder continues to serve as a member of the Board as of that date.

        The aggregate dollar value of all Director Stock Awards to a director under both Incentive Plans could not exceed $179,685 for the fiscal year ending June 30, 2004, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the total number of shares subject to Director Stock Awards under both Incentive Plans by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards would otherwise exceed this dollar limit, the Committee will allocate shares of each class of stock based on the ratio of the number of shares of each class of stock outstanding on the date of grant.

        Except as set forth below, the holder of a Director Stock Award will be entitled to all rights of a stockholder with respect to the shares of Applera-Applied Biosystems stock or Applera-Celera stock issued under the Director Stock Award, including the right to receive dividends and to vote the shares. However, stock dividends paid on the shares will be restricted to the same extent as the shares underlying the Director Stock Award. Prior to vesting, the shares of stock issued under a Director Stock Award may not be sold, transferred, or otherwise disposed of.

        If a non-employee director to whom a Director Stock Award has been granted ceases to serve as a director as a result of death, retiring from the Board upon reaching normal retirement age, becoming totally and permanently disabled, or resigning with the approval of the Board, all shares subject to the Director Stock Award will be fully vested as of the date of termination of service.

        Non-employee directors are permitted to defer receipt of their Director Stock Awards. Deferred awards are credited to a bookkeeping account and those awards are deemed invested in stock units, each unit representing one share of Applera-Applied Biosystems stock or Applera-Celera stock. As dividends are paid, a corresponding number of additional units are credited to the director's deferral account. A non-employee director who defers receipt of a Director Stock Award will not have voting rights with respect to the Director Stock Award until such time as he or she receives an actual distribution of the stock.

        Change of Control.    All outstanding Options granted under the Incentive Plans will become fully and immediately exercisable, all restrictions on awards of Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Shares will immediately terminate, all performance objectives applicable to awards of Performance Shares will be deemed attained, and all Director Stock Awards will become fully vested if:

  •
  a tender offer or exchange offer (other than an offer by the Company), is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors;

  •
  any person (other than the Company, a subsidiary of the Company, or an employee benefit plan sponsored by the Company or its subsidiary), acquires common stock representing more than 25% of such combined voting power;

  •
  a majority of the incumbent directors or incumbent Board-approved directors ceases to remain on the Board; or

  •
  the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

        Termination and Amendment; No Repricing.    No award may be made under the Incentive Plans after December 31, 2006. The Board may at any time prior to that date terminate either of the Incentive Plans or make any amendment or modification it deems advisable. However, any such amendments will require stockholder approval if such approval is necessary to satisfy the requirements for incentive stock options under Section 422 of the Internal Revenue Code, any New York Stock Exchange listing requirement, or other applicable law or regulation.

        The Committee may amend the terms of any outstanding Option or other award under either Incentive Plan at any time in its discretion in any manner it deems appropriate, including accelerating the date of exercise of any award, terminating restrictions, or converting an incentive stock option into a non-qualified stock option. However, no amendment may adversely affect in any material manner any right of any recipient without his or her consent. In addition, the Committee may not (1) amend any previously issued award of Performance Shares to the extent that the amendment would cause the income recognized by an award recipient with respect to the award to fail to be deductible by the Company under Section 162(m) of the Internal Revenue Code, or (2) amend any previously issued Option to reduce the purchase price, whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option with a reduced purchase price, except as subject to adjustment as provided below or if approved by the stockholders of the Company.

        Awards in Foreign Countries.    The Committee has the authority and discretion to adopt procedures and modify the Incentive Plans as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company operates in order to assure the viability of the benefits of the Options and other awards made to individuals employed in such countries and to meet the objectives of the Incentive Plans.

        Adjustments by the Committee.    The Incentive Plans provide that the Committee may adjust, as it deems appropriate, the aggregate number and class of available shares, the maximum number of shares that may be subject to Options or other awards, and the terms of any outstanding Options or other awards under the Incentive Plans (including changes to the number of shares subject to the Option or award and any purchase price), to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events.

Certain Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of Options and other awards granted under the Incentive Plans. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

        When a non-qualified stock option is granted, there are no income tax consequences for the option holder or us. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the underlying common stock on the date of exercise over the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When an incentive stock option is granted, there are no income tax consequences for the option holder or us. When an incentive stock option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder, however, must treat the excess of the fair market value of the underlying common stock on the date of exercise over the option price as an item of adjustment for purposes of the alternative minimum tax.

        If the option holder disposes of the underlying common stock after the option holder has held the common stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the underlying common stock by disposing of the common stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income equal to the excess of (1) the fair market value of the underlying common stock on the date the incentive stock option was exercised or, if less, the amount received on the disposition over (2) the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When a stock appreciation right is granted, there are no income tax consequences for the participant or us. When a stock appreciation right is redeemed, in general, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon redemption. We are entitled to a deduction equal to the compensation recognized by the participant.

        Generally, when a restricted stock unit or a share of restricted stock (whether as a Restricted Stock Bonus, Director Stock Award, or Performance Share Award) is granted, there are no income tax consequences for the participant or us. Upon the payment to the participant of common shares in respect of restricted share units or the release of restrictions on restricted stock, the participant generally recognizes compensation equal to the fair market value of the shares as of the date of delivery or release. We are entitled to a deduction equal to the compensation recognized by the participant.

        Limits on Deductions.    Under Section 162(m) of the Internal Revenue Code, compensation paid to the Company's chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The Company's ability to deduct compensation paid to any other executive officer or employee is not affected by this provision. As noted above under "Executive Compensation—Report of the Management Resources Committee," the Committee generally seeks to maximize the deductibility of compensation paid to its executive officers. However, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

New Plan Benefits

        Because employee awards under the Incentive Plans are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Incentive Plans. Awards of Options to non-employee directors are, and, if the proposed amendments are approved, the number of shares of stock covered by Director Stock Awards will be, discretionary. However, it is expected that each non-employee director will receive on the date of the meeting as part of his or her regular compensation a grant of Options and Director Stock Awards with respect to shares of Applera-Applied Biosystems stock and Applera-Celera stock. During fiscal year 2004, each non-employee director received a grant of Options to purchase 7,500 shares of Applera-Applied Biosystems stock and 2,500 shares of Applera-Celera stock and Director Stock Awards for 1,200 shares of Applera-Applied Biosystems stock and 300 shares of Applera-Celera stock. See "Board of Directors and Committees—Compensation of Directors," above.

Equity Compensation Plan Information

        The following table provides information about shares of Applera common stock that may be issued under our equity compensation plans, including compensation plans that were approved by our stockholders as well as compensation plans that were not approved by our stockholders. Information in the table is as of the end of the Company's 2004 fiscal year.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Applera-Applied Biosystems stock
Equity compensation plans approved by stockholders	39,303,999	[1]	$31.2324	7,022,750	[2]
Equity compensation plans not approved by stockholders	0	[3]
Total	39,303,999		$31.2324	7,022,750
Applera-Celera stock
Equity compensation plans approved by stockholders	10,774,188	[4]	$19.7849	5,049,849	[5]
Equity compensation plans not approved by stockholders	134,512	[6,7]	$27.7682	524,600	[7]
Total	10,908,700		$19.8833	5,574,449

1
Represents shares of Applera-Applied Biosystems stock issuable upon the exercise of options outstanding under the following equity compensation plans: The Perkin-Elmer Corporation 1993 Stock Incentive Plan for Key Employees; The Perkin-Elmer Corporation 1996 Stock Incentive Plan; The Perkin-Elmer Corporation 1997 Stock Incentive Plan; and The Perkin-Elmer Corporation 1998 Stock Incentive Plan (collectively, the "Frozen Applera Equity Plans"); and the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan.

2
Represents shares of Applera-Applied Biosystems stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan and the Applera Corporation 1999 Employee Stock Purchase Plan. Also includes 260,932 shares of Applera-Applied Biosystems stock remaining available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan.

3
As of the end of the Company's 2004 fiscal year, options to purchase 131,990 shares of Applera-Applied Biosystems stock were outstanding under the following equity compensation plans: the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the PerSeptive Biosystems 1992 Stock Plan; and the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan. These options were assumed in connection with merger and acquisition transactions. The weighted-average exercise price of these options as of such date was $7.3074. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above.

4
Represents shares of Applera-Celera stock issuable upon the exercise of options outstanding under the Frozen Applera Equity Plans and the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan.

5
Represents shares of Applera-Celera stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan and the Applera Corporation 1999 Employee Stock Purchase Plan. Also includes 62,470 shares of Applera-Celera stock remaining available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan.

6
As of the end of the Company's 2004 fiscal year, options to purchase 311,527 shares of Applera-Celera stock were outstanding under the following equity compensation plans: the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the Axys Pharmaceuticals, Inc. 1989 Stock Plan; the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan; the Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan; the PerSeptive Biosystems 1992 Stock Plan; the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan; and the Paracel, Inc. Stock Option Plan. These options were assumed in connection with merger and acquisition transactions. The weighted average exercise price of these options as of such date was $23.8864. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above, except for the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.

7
Represents shares of Applera-Celera stock issuable pursuant to options outstanding under the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan, and shares of Applera-Celera stock issuable pursuant to options and other rights authorized for future issuance under that plan.

        The following is a description of the material features of our equity compensation plans that were not approved by our stockholders:

        Molecular Informatics, Inc. 1997 Equity Ownership Plan.    We assumed this plan in connection with the acquisition of Molecular Informatics, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 15,840 shares of Applera-Applied Biosystems stock and 3,208 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

        PerSeptive Biosystems 1992 Stock Plan.    We assumed this plan in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 110,766 shares of Applera-Applied Biosystems stock and 32,942 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

        PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan.    We assumed this plan in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 5,384 shares of Applera-Applied Biosystems stock and 578 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in August 2007.

        Paracel, Inc. Stock Option Plan.    We assumed this plan in connection with the acquisition of Paracel, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 40,740 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in February 2007.

        Axys Pharmaceuticals, Inc. 1989 Stock Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 39,422 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in May 2009.

        Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. As of the end of the Company's 2004 fiscal year, there were options to purchase 134,512 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in November 2011. 524,600 shares of Applera-Celera stock are authorized for future issuance as equity compensation under this plan pursuant to stock options, stock awards, and stock purchase awards. Employees and directors of and consultants to Axys Pharmaceuticals, a wholly owned subsidiary of the Company, and its affiliates are generally eligible for the grant of equity compensation under this plan. The exercise price, vesting period, and all other terms and conditions of each option granted under this plan will be determined by our Management Resources Committee, except that the exercise price may not be less than the fair market value on the date of grant, and the term of each option may not be more than 10 years. Stock awards and stock purchase awards under this plan may be subject to such restrictions as may be determined by the Committee and may be subject to repurchase rights in favor of the Company. Stock purchase awards under this plan may not have a purchase price less than the fair market value on the date of the award. This plan expires in November 2007, after which no equity compensation may be issued under this plan.

        Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of the Company's 2004 fiscal year, there were options to purchase 60,125 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in October 2011.

Vote Required for Approval

        Approval of each proposal requires the favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting.

  The Board recommends that you vote "FOR" both of these proposals.

Stockholder Proposals

        Any stockholder who wishes to submit a proposal to be included in the proxy statement for our 2005 annual meeting must deliver the proposal to us no later than May 18, 2005. All proposals should be sent in writing to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, and must include specified information about the proposal and stockholder required by the SEC.

        In addition, our By-laws contain certain procedures that a stockholder must follow to nominate a person for election as a director or present a proposal for action at any annual meeting of stockholders. These procedures are separate and apart from the SEC requirements noted above that a stockholder must meet in order to have a proposal included in our proxy statement. In general, our By-laws provide that nominations for director and other items of business to be brought before an annual meeting of stockholders must include specified information and be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting were first mailed to stockholders. In the case of our 2005 annual meeting, this advance notice must be received no earlier than July 4, 2005, or later than August 3, 2005. We will have discretionary authority to vote on any stockholder proposals presented at our 2005 annual meeting that do not comply with these notice requirements.

        The chairman of the meeting has the power to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the foregoing procedures and may refuse to allow the transaction of any business or the nomination of any person not in compliance with these procedures.

        Additional information regarding the submission of nominations for director or other items of business may be obtained from the Secretary of the Company at the address provided below.

Additional Information

        If you have questions or need more information about the meeting or any of the matters described in this proxy statement, please write to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, or call us at 203.840.2000.

By Order of the Board of Directors,

Thomas P. Livingston Vice President and Secretary
Norwalk, Connecticut September 15, 2004

APPENDIX A

AUDIT/FINANCE COMMITTEE

Charter

I.      Organization.

        The Audit/Finance Committee (the "Committee") shall consist of three or more directors as designated by the Board of Directors. All members of the Committee shall satisfy the independence, financial literacy, and expertise requirements as defined in the applicable listing standards of the New York Stock Exchange and applicable law.

        Meetings of the Committee shall be called by the Chairman of the Board, the Secretary of the Corporation, a Co-Chairman of the Committee, or any two Committee members. The determination of a quorum for the transaction of business at any meeting shall be made in accordance with the By-Laws of the Corporation, and all matters shall be determined by a majority vote of the members present.

        The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

II.     Purpose of the Committee.

        The primary purpose of the Committee shall be to provide assistance to the Board of Directors in fulfilling its oversight responsibility to stockholders, potential stockholders, the investment community, and regulators relating to (1) the quality and integrity of the financial statements of the Corporation, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications, independence, and performance, (4) the performance of the Corporation's internal audit function, and (5) the fulfillment of the other responsibilities set forth herein.

        The Committee's role is one of oversight. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with generally accepted accounting principles ("GAAP"). The independent auditors' responsibility is to provide its opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations, and cash flows of the Corporation in conformity with GAAP. However, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are in conformity with GAAP, or to assure compliance with applicable laws and regulations, the Corporation's ethical standards, or environmental compliance programs.

III.   Responsibilities and Duties.

        In furtherance of the Committee's purpose, and in addition to any other responsibilities that may be assigned to it from time to time by the Board, the Committee shall have the following responsibilities and duties:

  General

  •
  On a periodic basis, meet separately with management, the Internal Audit Department, and the Corporation's independent auditors so as to enable the Committee to perform its oversight role hereunder.

  •
  Permit direct access to the Committee by the Vice President, Internal Audit, the Director of Corporate Compliance, the Corporation's independent auditors, or any other person, with respect to control, accounting, finance, or compliance matters.

A-1

  •
  Report its activities to the full Board on a regular and timely basis so that the Board is kept informed of its activities.

  Independent Auditors

  •
  Be directly responsible for the appointment (subject to ratification by the stockholders), retention, compensation, evaluation, oversight, and, where appropriate, replacement, of independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services. The independent auditors shall report directly to the Committee.

  •
  Review and approve each year the scope and plan of the audit to be performed by the independent auditors, including areas of special emphasis where appropriate.

  •
  Establish guidelines for the pre-approval of all audit and non-audit services to be performed by the independent auditors and, in accordance with such procedures, pre-approve all audit and non-audit services to be performed by the independent auditors.

  •
  Following completion of the annual audit, review with management, the independent auditors, and the Internal Audit Department (1) the results of the audit, including any difficulties encountered or any restrictions on the scope of the independent auditors' activities or access to required or requested information, during the course of the audit, (2) any major issues as to the adequacy of the Corporation's internal controls, any special audit steps adopted in light of material control weaknesses or significant deficiencies, and any significant recommendations for change or improvement in administrative and internal control procedures, (3) management's handling of any proposed audit adjustments, (4) any significant disagreement among management and the independent accountants or the Internal Audit Department, and (5) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

  •
  Review, at least annually, a report from the independent auditors as required by the Independence Standards Board (or any successor body) regarding the auditors' independence, and discuss such report with the independent auditors, and if so determined by the Committee, take appropriate action to satisfy itself of the independence of the auditors.

  •
  Review, at least annually, a report by the independent auditors describing (1) such firm's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review (if applicable), of such firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audits carried out by such firm and the response of such firm to same, and (3) (to assess such firm's independence) all relationships between the independent auditors and the Corporation.

  •
  Following completion of the annual audit and in conjunction with the other annual reviews listed above, review with management and the Internal Audit Department the independent auditors' qualifications, performance, and independence, including review and evaluation of the lead partner, and present to the Board the Committee's conclusions regarding this review.

  •
  Establish hiring policies for employees or former employees of the independent auditors.

A-2

  Financial Reporting

  •
  Review with management and the independent auditors the Corporation's quarterly and annual financial statements, notes, and related information prepared by management, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any report or opinion rendered by the independent auditors, and recommend that the annual financial statements, notes, and related information be included in the Corporation's Annual Report on Form 10-K.

  •
  Review significant accounting and reporting issues, including recent accounting and regulatory pronouncements and initiatives, and any off-balance sheet structures, and consider their potential impact on the Corporation's financial statements.

  •
  Review major issues regarding accounting principles and financial statement presentations, including significant changes to the Corporation's selection or application of accounting principles and practices and auditing practices.

  •
  Discuss generally with management the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

  Internal Audit

  •
  Review, and discuss with the independent auditors, the activities, staffing, qualifications, and department budget of the Internal Audit Department and review and approve each year the scope and plan of audit services to be performed by the Internal Audit Department.

  •
  Review policies and procedures with respect to officers' expense accounts, including their use of corporate assets, and consider the results of any review of these areas by the Internal Audit Department or the independent auditors.

  •
  Review significant matters contained in reports prepared by the Internal Audit Department.

  Corporate Compliance

  •
  Regularly monitor the functioning of the Corporation's programs for compliance with legal and ethical standards.

  •
  Periodically review significant pending litigation affecting the Corporation and the findings of any significant examinations or investigations by judicial, governmental, or regulatory agencies.

  •
  Review policies and practices with respect to intergroup transactions and intergroup conflicts or potential conflicts under the Corporation's tracking stock structure.

  •
  Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

  Corporate Finance

  •
  Review the Corporation's financial strategies, policies, and programs, its capital structure, and the management of its Balance Sheet.

  •
  Review and make suggestions concerning management recommendations to the Board of Directors regarding financings for the Corporation, including the sale or purchase of corporate securities and the placement of long-term debt.

A-3

  •
  Review the employment and security of the Corporation's liquid assets, including review of short and long-term investment and currency risk strategies.

  •
  Review and make recommendations to the Board of Directors regarding financial impact and methods of financing acquisitions and divestitures by the Corporation.

  •
  Review the Corporation's dividend policies and payments.

  •
  Review the Corporation's pension and savings plan policies, procedures, and performance.

  •
  Review the Corporation's guidelines and policies with respect to risk assessment and risk management.

  Disclosure Controls and Procedures and Internal Control Over Financial Reporting

  •
  Review the process used by management to evaluate and report on the effectiveness of, and changes in, internal control over financial reporting, and to ascertain the occurrence of any fraud involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

  •
  Review any disclosures made to the Committee by the Corporation's Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies or material weaknesses in the design or operation of the Corporation's internal control over financial reporting or any fraud involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

  Annual Report

  •
  Prepare a report of the Committee for inclusion in the Corporation's proxy statement, in accordance with applicable rules and regulations.

IV.    Investigations, Advisors, and Funding.

        The Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain independent legal, accounting, or other advisors as it deems necessary or appropriate to conduct such investigations or to carry out its responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to such legal, accounting, or other advisors and to the Corporation's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services. The Corporation shall also provide for appropriate funding, as determined by the Committee, for funding the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.     Performance Evaluation.

        The Committee shall evaluate its performance on an annual basis.

VI.   Charter Review.

        The Committee shall review and reassess the adequacy of this Charter on an annual basis.

A-4

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed
24-hours a day, seven days a week until 11:59 p.m. the day prior tothe meeting.

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone

OR
Log on to the Internet and go to http://www.eproxyvote.com/abi		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

FOLD AND DETACH HERE

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☒	Please mark votes as in this example.	0604

The Board of Directors recommends a vote FOR all Proposals

							FOR	AGAINST	ABSTAIN
1.	Election of Directors.
Nominees: (01) Richard H. Ayers, (02) Jean-Luc Bélingard, (03) Robert H. Hayes, (04) Arnold J. Levine, (05) William H. Longfield, (06) Theodore E. Martin, (07) Carolyn W. Slayman, (08) Orin R. Smith, (09) James R. Tobin, and (10) Tony L. White	2. 3.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending June 30, 2005.

						Approval of amendments to the Applera Corporation 1999 Employee Stock Purchase Plan.	☐ ☐	☐ ☐	☐ ☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	4.	Approval of the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.	☐	☐	☐
☐					5.	Approval of the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.	☐	☐	☐
	For all nominees except as written above
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT									☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING									☐
					PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.
Signature	Date:	Signature	Date:

2004 Annual Meeting of Stockholders

October 21, 2004
9:30 a.m.

You May Vote by Telephone, by Internet, or by Mail
(see instructions on reverse side)

Your Vote Is Important

FOLD AND DETACH HERE

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PROXY

APPLERA CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on October 21, 2004

The undersigned stockholder(s) of Applera Corporation (the "Company") hereby appoints TONY L. WHITE, WILLIAM B. SAWCH, and THOMAS P. LIVINGSTON, and each of them, as proxy or proxies, with power of substitution to vote all shares of Applera Corporation—Applied Biosystems Group Common Stock and/or Applera Corporation—Celera Genomics Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by EquiServe Trust Company, under the Company's dividend reinvestment plan and by Mellon Investor Services, L.L.C. under the Company's employee stock purchase plans) at the 2004 Annual Meeting of Stockholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, AND 5.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ANNEX A TO SCHEDULE 14A
FILED UNDER SCHEDULE 14A, ITEM 10

APPLERA CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

(as proposed to be amended)

1.     Purpose of the Plan.

        The purpose of the Applera Corporation 1999 Employee Stock Purchase Plan (the "Plan") is to provide an incentive for Eligible Employees to continue to devote their best efforts to the success of the Corporation, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Corporation through ownership of its Common Stock acquired in a convenient fashion.

2.     Definitions.

        As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

        2.1    "Act"    means the Securities Exchange Act of 1934, as amended from time to time.

        2.2    "Applied Biosystems Stock"    means the Applera Corporation-Applied Biosystems Group Common Stock, par value $.01 per share.

        2.3    "Board of Directors"    means the Board of Directors of the Corporation.

        2.4    "Celera Stock"    means the Applera Corporation-Celera Genomics Group Common Stock, par value $.01 per share.

        2.5    "Code"    means the Internal Revenue Code of 1986, as amended from time to time.

        2.6    "Committee"    means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby.

        2.7    "Common Stock"    means Celera Stock and Applied Biosystems Stock and either of them as the context requires.

        2.8    "Compensation"    means the regular basic wage or salary, including commissions, paid to an Eligible Employee by the Corporation and any amount which is contributed by the Corporation pursuant to a salary reduction agreement and which is not includable in the gross income of the Eligible Employee under Sections 125 and 402(g) of the Code or because it is made to a deferred compensation plan sponsored by the Corporation. Bonus, payment for overtime, or other special payments shall not be considered as part of Compensation.

        2.9    "Corporation"    means Applera Corporation and such of its Subsidiaries existing as of the effective date of the Plan or thereafter acquired as may be designated from time to time by the Committee.

        2.10    "Date of Offering"    means the first date in the applicable Purchase Period on which sales of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

        2.11    "Eligible Employee"    means any person who is an employee of the Corporation on a Date of Offering during the term of the Plan. Directors of the Corporation who are not employees and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of the Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of a Subsidiary, shall be ineligible to participate in the Plan.

        2.12    "Fair Market Value"    means the simple average of the high and low sales prices of a share of Celera Stock or Applied Biosystems Stock, as the case may be, as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

        2.13    "Offering Price"    means the lower of (a) 85% of the Fair Market Value of a share of Celera Stock or Applied Biosystems Stock, as the case may be, on the applicable Date of Offering, and (b) 85% of the Fair Market Value of a share of such class of Common Stock on the last day of the applicable Purchase Period on which sales of such class of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

        2.14    "Participating Employee"    means an Eligible Employee who has accepted all or any part of an option to purchase shares of Celera Stock, Applied Biosystems Stock, or any combination thereof under an offering pursuant to Section 7 hereof.

        2.15    "Purchase Period"    means each period of three calendar months commencing on January 1, April 1, July 1, and October 1.

        2.16    "Subsidiary"    means any corporation in respect of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock issued by such corporation.

3.     Shares Reserved for the Plan.

        The aggregate number of shares of Applied Biosystems Stock available for issuance under the Plan is Four Million (4,000,000), subject to adjustment in accordance with Section 16 hereof. The aggregate number of shares of Celera Stock available for issuance under the Plan is Four Million Two Hundred Thousand (4,200,000), subject to adjustment in accordance with Section 16 hereof. Shares of Common Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, deliver treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

        If any option granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised, shares of Common Stock not issued under such option shall be available again for issuance under the Plan.

4.     Administration of the Plan.

        The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan. The Committee shall also have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.     Offerings.

        Subject to the terms and conditions of the Plan, the Corporation may make offerings to Eligible Employees to purchase shares of Common Stock under the Plan through December 31, 2007.

6.     Amount of Common Stock Each Eligible Employee May Purchase.

        6.1    Amount of Purchase.    Subject to the terms of the Plan, and as to each offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock equal to (a) the total amount accumulated in such Eligible Employee's account established pursuant to Section 8 hereof with respect to such offering as of the last day of the applicable Purchase Period divided by (b) the Offering Price of the Celera Stock or Applied Biosystems Stock, as the case may be.

        6.2    Limitations on Purchases.    No Eligible Employee shall be granted an option to purchase shares of Common Stock under all employee stock purchase plans (to which Section 423 of the Code is applicable) of the Corporation and its subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the date of grant of such option) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

7.     Method of Participation.

        7.1    Notice of Offering.    The Committee shall give notice to each Eligible Employee of each offering under the Plan and the terms and conditions of such offering.

        7.2    Election by Eligible Employees.    Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Corporation to make payroll deductions in accordance with Section 8 hereof to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Such election and authorization shall continue in effect for each subsequent offering unless at least ten (10) days prior to the first day of the next succeeding Purchase Period the Eligible Employee withdraws from the Plan or terminates employment with the Corporation, as hereinafter provided, or elects a different rate of payroll deductions in the form and manner prescribed by the Committee.

8.     Payroll Deductions.

        8.1    Payroll Deductions.    Each Participating Employee shall authorize the Corporation, in the form and manner prescribed by the Committee, to make payroll deductions equal to any whole percentage of such Eligible Employee's Compensation up to a maximum of 10% to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Payroll deductions shall be deducted from such Participating Employee's compensation through regular payroll deductions, and shall commence as soon as practicable following the applicable Date of Offering and shall continue for the duration of the Purchase Period. A separate bookkeeping account shall be maintained by the Corporation for each Participating Employee, and the amount of each Participating Employee's payroll deductions shall be credited to such account.

        8.2    Conflicts with Law.    If any law, rule, or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of the Plan, or if such deductions impair or hinder the operation of the Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.

9.     Exercise of Option and Purchase of Shares.

        9.1    Exercise of Option.    Unless a Participating Employee has subsequently withdrawn from the offering pursuant to Section 12 hereof, such Participating Employee's option shall be deemed to have been automatically exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase shares of Common Stock in accordance with the provisions of the Plan. The number of whole and fractional shares of Celera Stock and/or Applied Biosystems Stock so purchased by each such Participating Employee shall be determined by dividing (a) the amount accumulated in such Participating Employee's account by payroll deductions with respect to the offering of such class of Common Stock by (b) the Offering Price of Celera Stock or Applied Biosystems Stock, as the case may be.

        9.2    Oversubscription.    In the event that, with respect to any offering hereunder, Participating Employees become entitled to purchase more shares of Celera Stock or Applied Biosystems Stock than the number of shares of such class of Common Stock then available for issuance under the Plan, the aggregate number of shares of such class of Common Stock then available shall be apportioned among Participating Employees on a pro rata basis in accordance with the number of shares of such class of Common Stock actually subscribed for by each such Participating Employee, except that subscriptions to purchase one share shall, to the extent possible, be honored in full.

10.  Issuance of Shares.

        All full and fractional shares of Common Stock purchased by a Participating Employee under the Plan shall be issued in book entry form and credited to an account established in such Participating Employee's name at a stock brokerage or other financial services company designated by the Committee. Alternatively, the Committee may, in its sole discretion, cause the Corporation to issue a certificate to a Participating Employee for the number of whole shares of Common Stock purchased by such Participating Employee. In such event, the Corporation shall pay to such Participating Employee an amount in cash equal to any fractional share multiplied by the Fair Market Value of a share of Common Stock on the date as of which the payment is made.

11.  Rights as a Stockholder.

        No Participating Employee shall be entitled to any rights or privileges of a stockholder of the Corporation, including the right to receive any dividends which may be declared on shares of Common Stock, until such time as the full purchase price of such Participating Employee's shares has been paid and shares have been issued to or for the account of such Participating Employee in accordance with Section 10 hereof.

12.  Withdrawals.

        12.1    Right to Withdrawal.    No later than ten (10) days prior to the end of the Purchase Period with respect to any offering, a Participating Employee may, by filing an appropriate notice with the Committee, direct the Corporation to (a) make no further deductions from his or her Compensation with respect to such offering, or (b) cancel his or her entire option under such offering. Such notice shall be irrevocable. As soon as practicable following receipt of such notice, the Corporation shall cease all payroll deductions with respect to such offering by such Participating Employee. If the employee has directed that payroll deductions be discontinued, any sums theretofore deducted in respect of the offering shall, subject to the provisions of Section 13 hereof, be retained by the Corporation until the end of the applicable Purchase Period, at which time there shall be issued to or for the account of the employee that number of whole and fractional shares which can be purchased with the sum deducted. If the employee has directed that his or her option be canceled, the Corporation shall, as soon as practicable following receipt of such notice, refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

        12.2    Waiver of Withdrawal Right.    Notwithstanding the provisions of Section 12.1 above, a Participating Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both the right to direct the Corporation to make no further deductions from such Participating Employee's Compensation with respect to any option granted hereunder and the right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee. Upon the filing of such a notice, such Participating Employee shall be irrevocably obligated to purchase all of the shares of Common Stock covered by the option to which such notice relates.

13.  Termination of Employment.

        13.1    Death, Disability, or Retirement.    In the event that the employment of a Participating Employee is terminated prior to the end of a Purchase Period because of total and permanent disability, retirement, or death, such Participating Employee or his or her legal representative, as applicable, may either:

  (a)
  cancel his or her entire option with respect to such offering, in which event the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's account with respect to such offering; or

  (b)
  elect to receive at the conclusion of the applicable Purchase Period that number of whole and fractional shares of Common Stock which such Participating Employee's payroll deductions actually made are sufficient to purchase.

        13.2    Election.    The election of a Participating Employee or his or her legal representative, as applicable, pursuant to Section 13.1 above, shall be made not later than ten (10) days prior to the end of the applicable Purchase Period. Notification of the election shall be filed in the form and manner prescribed by the Committee and, in the event that no notification has been filed within the prescribed period, the Corporation shall act in accordance with Section 13.1(a) above.

        13.3    Other Termination of Employment.    In the event that the employment of a Participating Employee is terminated for any reason other than those specified in Section 13.1 above, the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's accounts under the Plan.

        13.4    Temporary Absence.    In the event that the payroll deductions of a Participating Employee are temporarily discontinued because of leave of absence, temporary disability, or other similar reasons, then the number of shares of Common Stock subject to purchase by such Participating Employee in any offering shall be automatically reduced to that number of whole and fractional shares which his or her aggregate payroll deductions actually made within the Purchase Period are sufficient to purchase. Notwithstanding the foregoing, such Participating Employee may make arrangements to pay to the Corporation an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Participating Employee shall then be entitled to purchase the total number of shares of Common Stock for which he or she has accepted an option provided that full payment for all such shares is made not later than the last day of the applicable Purchase Period.

14.  Rights Not Transferable.

        A Participating Employee's rights under the Plan are exercisable, during his or her lifetime, only by such Participating Employee and may not be sold, pledged, assigned, or transferred in any manner. Any attempt to sell, pledge, assign, or transfer such rights shall be void and unenforceable against the Corporation or any affiliate. After the death of a Participating Employee, such Participating Employee's rights may be transferred pursuant to the laws of descent and distribution.

15.  No Right to Continued Employment.

        Nothing contained in the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any Subsidiary or interfere with the right of the Corporation or such Subsidiary to terminate such employee's employment at any time.

16.  Adjustment Upon Changes in Capitalization.

        Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Celera Stock or Applied Biosystems Stock, as the case may be, by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not yet issued under the Plan shall be adjusted in such manner as the Committee in its discretion deems appropriate.

17.  Termination and Amendment of the Plan.

        The Committee may terminate the Plan at any time or make such modification or amendment to the Plan as it shall deem advisable. Upon termination of the Plan, shares of Common Stock shall be issued to Participating Employees as if the end of the applicable Purchase Period were the date of termination of the Plan.

18.  Governmental Regulations and Listing.

        All rights granted or to be granted to Eligible Employees under the Plan are subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for issuance under the Plan, including, without limitation, there being a current registration statement of the Corporation covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto. In addition, all rights are subject to the due listing of such shares of Common Stock on any securities exchange on which the Common Stock is then listed.

        Notwithstanding any other provision of the Plan, the Plan is intended to comply with all applicable provisions of Section 423 of the Code. To the extent that any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each option granted to an Eligible Employee under the Plan shall be deemed issued subject to the foregoing qualification.

19.  Awards in Foreign Countries.

        The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of the Plan.

20.  Governing Law.

        Except where, and to the extent, offers of options under the Plan to foreign employees are subject to foreign laws, the Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  Stockholder Approval.

        The Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the stockholders of the Corporation.

ANNEX B TO SCHEDULE 14A
FILED UNDER SCHEDULE 14A, ITEM 10

APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP
AMENDED AND RESTATED
1999 STOCK INCENTIVE PLAN

(As proposed to be amended)

1.     Purpose of the Plan.

        The purpose of this Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.     Definitions.

        As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

        2.1  "Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.2  "Agreement" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        2.3  "Award" means a Stock Award, Performance Share Award, or Director Stock Award.

        2.4  "Award Recipient" means an individual to whom an Award has been granted under the Plan.

        2.5  "Board of Directors" means the Board of Directors of Applera Corporation.

        2.6  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.7  "Committee" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

        2.8  "Continuous Service" means an uninterrupted chain of continuous employment by the Corporation or an uninterrupted chain of continuous performance of services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing services during the period of such leave; provided, however, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

        2.9  "Deferral Account" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to Section 10.7 hereof.

      2.10  "Director Stock Award" means an award of shares of Stock granted pursuant to Section 10 hereof.

      2.11  "Fair Market Value" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

      2.12  "Incentive Stock Options" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

      2.13  "Maximum Value Options" means those Options granted hereunder for which the Committee may establish, at the date of grant, terms and conditions that limit the maximum dollar value that a participant under the Plan may receive in the form of shares of Stock upon the exercise of such Maximum Value Option.

      2.14  "Non-Employee Director" means a member of the Board of Directors who is not an employee or officer of the Corporation.

      2.15  "Non-Qualified Stock Options" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

      2.16  "Normal Retirement Age" means the normal retirement age of a member of the Board of Directors as determined by the Board of Directors from time to time.

      2.17  "Option" means an option granted pursuant to Section 6 hereof.

      2.18  "Optionee" means an individual to whom an Option has been granted under the Plan.

      2.19  "Performance Share Award" means an award of Performance Shares granted pursuant to Section 9 hereof.

      2.20  "Performance Shares" means shares of Stock covered by a Performance Share Award.

      2.21  "Restricted Stock Bonus" means an award of shares of Stock not requiring the Award Recipient to pay any amount of monetary consideration granted pursuant to the provisions of Section 8.3 hereof.

      2.22  "Restricted Stock Unit" means the right to receive one (1) share of Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of restricted stock to the extent provided in the Award Recipient's Agreement. Restricted Stock Units are subject to the provisions of Section 8.2 hereof.

      2.23  "Stock" means the Applera Corporation—Applied Biosystems Group Common Stock, par value $.01 per share, of the Corporation.

      2.24  "Stock Appreciation Right" means the right to receive an amount equal to the Fair Market Value of one (1) share of Stock on the day the Stock Appreciation Right is redeemed, reduced by the exercise price of such right. Stock Appreciation Rights are subject to the provisions of Section 8.1 hereof.

      2.25  "Stock Award" means an award granted pursuant to Section 8 hereof. The term "Stock Award" shall include, but shall not be limited to, those types of benefits listed in Section 8.

      2.26  "Stock Unit" means the bookkeeping entry representing the equivalent of one (1) share of Stock.

      2.27  "Stock Restrictions" mean the restrictions, including performance goals, placed on an Award under the Plan.

      2.28  "Ten Percent Stockholder" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

3.     Shares Reserved for the Plan.

        The aggregate number of shares of Stock available for Options and Awards under the Plan is forty five million and six hundred thousand (45,600,000) ("Share Reserve"), subject to adjustment in accordance with Section 15, of which not more than three million and three hundred thousand (3,300,000) shares of Stock, subject to adjustment in accordance with Section 15, may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards. Each share of Stock issued pursuant to an Option or Award will reduce the Share Reserve by one (1) share. To the extent that an Award is settled in cash rather than in shares of Stock, the Share Reserve shall remain unchanged. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

        If any Options or Awards granted under the Plan shall for any reason terminate, be canceled or reacquired, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.     Administration of the Plan.

        The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.     Eligibility; Factors to be Considered in Granting Options and Awards.

        5.1    Eligibility; Factors.    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is an employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing services for the Corporation. Stock Awards or Performance Share Awards may be granted to any person who, at the time such Stock Award or Performance Share Award is granted, is an employee (which term shall include officers and directors) of, or consultant performing services for, the Corporation. Non-Employee Directors shall not be eligible to receive Stock Awards or Performance Share Awards. In determining the employees, Non-Employee Directors, and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

        5.2    Section 162(m) Limitation.    Subject to the provisions of Section 15 of the Plan relating to adjustments upon changes in the shares of Stock, no employee of the Corporation shall be eligible to be granted Options or Stock Appreciation Rights covering more than four million and five hundred and sixty thousand (4,560,000) shares of Stock (i.e., ten percent (10%) of the Share Reserve) during any fiscal year of the Corporation.

        5.3    Consultants.    A consultant shall not be eligible for the grant of an Option or Award if, at the time of grant, a Form S-8 Registration Statement ("Form S-8") under the Securities Act of 1933, as amended ("Securities Act") is not available to register either the offer or the sale of the Corporation's securities to such consultant because of the nature of the services that the consultant is providing to the Corporation, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Corporation determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

6.     Options.

        6.1    Grant of Options.    Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options shall be granted only to employees of the Corporation. The Committee may, in its sole discretion, grant Non-Qualified Stock Options as Maximum Value Options.

        6.2    Purchase Price.    The purchase price of each share of Stock covered by an Option shall be not less than one hundred percent (100%) (or one hundred and ten percent (110%) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

        6.3    Term.    The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

        6.4    Vesting.    An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Corporation, a member of the Board of Directors, or a consultant performing services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing services for the Corporation.

        6.5    Termination of Employment or Services.    Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

        6.6    Termination of Employment or Services for Cause.    In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

        6.7    Retirement or Disability.    Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any retirement plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after the termination of employment or cessation of services to the Corporation following such retirement, disability, resignation, or declining (or, in each case, such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

        6.8    Death.    If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

7.     Terms and Conditions Applicable to Options.

        7.1    Transferability.    During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option by gift to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (b) any person sharing the Optionee's household (other than a tenant or employee), (c) a trust in which any of the persons specified in clauses (a) or (b) have more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any of the persons specified in clauses (a) or (b) (or the Optionee) control the management of assets, or (e) any other entity in which any of the persons specified in clauses (a) or (b) (or the Optionee) own more than fifty percent (50%) of the voting interests. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

        7.2    Method of Exercise.    An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, (d) pursuant to a "same day sale" program, or (e) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

        7.3    Stockholder Rights.    An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

        7.4    No Loans.    Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

        7.5    Conditions Precedent to Exercise.    Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; provided, however, that the ownership by an Optionee of five percent (5%) or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

        7.6    Limitations on the Grant of Incentive Stock Options.    The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed one hundred thousand dollars ($100,000), and any Option grant (or portion thereof) in excess of that limit shall automatically be characterized as a Non-Qualified Stock Option. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least one hundred and ten percent (110%)

of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.     Stock Awards.

        Subject to the terms of the Plan, the Committee may grant Stock Awards to Award Recipients at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement. Stock Awards available for grant under the Plan shall include: (1) Stock Appreciation Rights, (2) Restricted Stock Units, and (3) Restricted Stock Bonuses.

        8.1    Stock Appreciation Rights.    The following terms and conditions shall govern the grant and redemption of Stock Appreciation Rights:

          (a)    Exercise Price.    The number of shares of Stock underlying each Stock Appreciation Right and the exercise price in effect for those shares shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, shall the exercise price for each share of Stock underlying the Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value per underlying share of Stock on the grant date.

          (b)    Redemption.    The Stock Appreciation Right shall cover a specified number of underlying shares of Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the Stock Appreciation Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Stock underlying the redeemed right over (ii) the aggregate exercise price in effect for those shares.

          (c)    Distribution.    The distribution with respect to any redeemed Stock Appreciation Right may be made in shares of Stock valued at the Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

          (d)    Stockholder Rights.    No recipient of an award of Stock Appreciation Rights shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock issuable in redemption of such Stock Appreciation Rights except to the extent that the Corporation has issued the shares relating to such Stock Appreciation Rights.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Stock Appreciation Rights, none of the shares of Stock subject to an award of Stock Appreciation Rights may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

          (f)    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Stock Appreciation Rights prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Stock Appreciation Rights.

        8.2    Restricted Stock Units.    Each Restricted Stock Unit shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

          (b)    Vesting.    An award of Restricted Stock Units shall vest at such time or times as the Committee shall determine; provided, however, that an award of Restricted Stock Units shall not fully vest in less than three years from the date of grant. Vesting shall generally be based on the Award Recipient's Continuous Service.

          (c)    Restrictions on Restricted Stock Units.    Except as expressly provided in the Plan or an Award Recipient's Agreement, any shares of Stock subject to an award of Restricted Stock Units with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient's employment or other service to the Corporation shall be forfeited and all rights of the recipient of such award of Restricted Stock Units shall terminate without any payment of consideration by the Corporation.

          (d)    Stockholder Rights.    No recipient of an award of Restricted Stock Units shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock deliverable with respect to such Restricted Stock Units except to the extent that the Corporation has issued the shares of Stock relating to such Restricted Stock Units.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Restricted Stock Units, none of the shares of Stock subject to an award of Restricted Stock Units may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

          (f)    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Restricted Stock Units prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Restricted Stock Units.

          (g)    Limitations on Restricted Stock Units.    No recipient of an award of Restricted Stock Units may receive an award of Restricted Stock Units representing more than three hundred and fifty thousand (350,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

          (h)    Deferrals.    To the extent permitted by the Committee in the terms of his or her Agreement, an Award Recipient may elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Corporation. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Committee. When the Award Recipient vests in such Restricted Stock Units, the Award Recipient shall be credited with a number of Restricted Stock Units equal to the number of shares of Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Stock in accordance with the timing and manner of payment elected by the Award Recipient on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

        8.3    Restricted Stock Bonuses.    Each Restricted Stock Bonus shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided,

however, that each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

          (b)    Vesting.    A Restricted Stock Bonus shall vest at such time or times as the Committee shall determine; provided, however, that a Restricted Stock Bonus shall not fully vest in less than three years from the date of grant. Vesting shall generally be based on the Award Recipient's Continuous Service.

          (c)    Restrictions on Restricted Stock Bonuses.    Except as expressly provided in the Plan or an Award Recipient's Agreement, any shares of Stock subject to a Restricted Stock Bonus with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient's employment or other service to the Corporation shall be forfeited and all rights of the recipient of such Restricted Stock Bonus shall terminate without any payment of consideration by the Corporation.

          (d)    Stockholder Rights.    The recipient of a Restricted Stock Bonus shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Restricted Stock Bonus as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

  The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Restricted Stock Bonuses, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Restricted Stock Bonuses remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to a Restricted Stock Bonus may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient of a Restricted Stock Bonus.

          (f)    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of a Restricted Stock Bonus, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to a Restricted Stock Bonus.

          (g)    Limitations on Restricted Stock Bonuses.    No recipient of a Restricted Stock Bonus may receive a Restricted Stock Bonus representing more than three hundred and fifty thousand (350,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

9.    Performance Share Awards.

        9.1    Grant of Performance Share Awards.    Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto. The performance goals shall relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and amortization	•	return on equity or total stockholder return
•	income or net income	•	stock price
•	operating income or net operating income	•	operating profit or net operating profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	product release schedules	•	new product innovation
•	product ship targets	•	customer satisfaction
•	costs

        Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; provided, however, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

        9.2    Delivery of Performance Shares.    Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

        9.3    Stockholder Rights.    The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

        9.4    Non-Transferability.    Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

        9.5    Lapse of Restrictions.    In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; provided, however, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code.

        9.6    Limitations on Performance Share Awards    No employee may receive Performance Share Awards representing more than four hundred thousand (400,000) shares of Stock during any fiscal year of the Corporation.

10.    Terms and Conditions Applicable to Director Stock Awards.

        10.1    Grant of Director Stock Awards.    As of the one (1) month anniversary of the date of the first election to the Board of Directors, and as of the date of each reelection to the Board of Directors, each Non-Employee Director shall be granted a Director Stock Award. Subject to the provisions of Section 10.8, the Committee shall determine the number of shares of Stock to be covered by such Director Stock Award. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

        10.2    Vesting.    Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; provided, however, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

        10.3    Forfeiture of Director Stock Awards.    Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

        10.4    Stockholder Rights.    Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; provided, however, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

        The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

        10.5    Non-Transferability.    Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

        10.6    Termination of Service.    If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

        10.7    Deferral Election.    A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

          (a)    A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

          (b)    There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

          (c)    Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

          (d)    The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a three hundred and sixty-day (360-day) year and a ninety one-day (91-day) quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

          (e)    Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

            (i)     If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

            (ii)     If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

            (iii)    If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of

    Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

          (f)     Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

          (g)    A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

          (h)    To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

            (i)     To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

            (ii)     To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

        10.8    Limitations on Director Stock Awards.    The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (as the same may be amended or replaced from time to time) during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation—Celera Genomics Group Common Stock ("Celera Genomics Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Celera Genomics Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Celera Genomics Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Celera Genomics Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be one hundred and thirty five thousand dollars ($135,000)

for the fiscal year ending June 30, 2001 and shall increase by ten percent (10%) for each fiscal year thereafter.

11.    Acceleration Upon a Change of Control.

        Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Corporation representing more than twenty five percent (25%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of the Board of Directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; provided, however, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten (10) day period; and, provided further, that the Committee may by further action taken prior to the end of such extended period declare (A) all Options granted hereunder and then outstanding to be immediately exercisable in full, (B) all Stock Restrictions to be immediately terminated, and (C) all performance objectives applicable to any Performance Share Award to be deemed attained; or (ii) in the event of a Change in Control (as hereinafter defined).

        For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act (other than Applera Corporation, a subsidiary of Applera Corporation, or an employee benefit plan sponsored by any of the foregoing) becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than twenty five percent (25%) of the combined voting power of the then outstanding Voting Securities, (b) during any two (2) year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters (3/4) of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.    Share Withholding; Delivery of Shares.

        With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

        Wherever in this Plan or under any Agreement an Optionee or Award Recipient is permitted to pay the exercise price of an Option or Award or taxes relating to the exercise of an Option or Award by delivering shares of Stock, the Optionee or Award Recipient may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Stock, in which case the Corporation shall treat the Option or Award as exercised without further payment and shall withhold such number of shares of Stock from the shares of Stock acquired by the exercise of the Option or Award.

13.    No Right to Continued Employment or Service.

        Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.    Time of Granting Options and Awards.

        An Option or Award under the Plan shall be deemed to have been granted on the date set forth in the Plan or resolutions of the Committee or Board of Directors authorizing such grant.

15.    Adjustments Upon Changes in Capitalization.

        Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units may be adjusted in such manner as the Committee in its discretion deems appropriate.

16.    Termination and Amendment of the Plan.

        16.1    Date of Plan Termination.    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after December 31, 2006.

        16.2    Amendment of Plan.    The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 of the Plan relating to adjustments upon changes in the outstanding Stock, no amendment shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        16.3    No Material Impairment of Rights.    No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.    Amendment of Options and Awards at the Discretion of the Committee.

        The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; provided, however, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, provided further, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code or (b) except as provided in Section 15 or if approved by the stockholders of the Corporation, amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.    Government Regulations.

        The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.    Covenants of the Corporation.

        19.1    Availability of Shares.    During the terms of the Options and Awards, the Corporation shall keep available at all times the number of shares of Stock required to satisfy such Options and Awards.

        19.2    Securities Law Compliance.    The Corporation shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and Awards and to issue and sell shares of Stock upon exercise, redemption, or satisfaction of the Options and Awards; provided, however, that this undertaking shall not require the Corporation to register under the Securities Act the Plan, any Option or Award, or any Stock issued or issuable pursuant to any such Option or Award. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of Stock under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Stock related to such Options or Awards unless and until such authority is obtained.

20.    Options and Awards in Foreign Countries.

        The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

21.    Governing Law.

        The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

22.    Stockholder Approval.

        The Plan shall become effective if and as approved by the stockholders of the Corporation.

ANNEX C TO SCHEDULE 14A
FILED UNDER SCHEDULE 14A, ITEM 10

APPLERA CORPORATION/CELERA GENOMICS GROUP

AMENDED AND RESTATED
1999 STOCK INCENTIVE PLAN

(As proposed to be amended)

1.     Purpose of the Plan.

        The purpose of this Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.     Definitions.

        As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

        2.1  "Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.2  "Agreement" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

        2.3  "Award" means a Stock Award, Performance Share Award, or Director Stock Award.

        2.4  "Award Recipient" means an individual to whom an Award has been granted under the Plan.

        2.5  "Board of Directors" means the Board of Directors of Applera Corporation.

        2.6  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.7  "Committee" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

        2.8  "Continuous Service" means an uninterrupted chain of continuous employment by the Corporation or an uninterrupted chain of continuous performance of services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing services during the period of such leave; provided, however, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

        2.9  "Deferral Account" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to Section 10.7 hereof.

        2.10  "Director Stock Award" means an award of shares of Stock granted pursuant to Section 10 hereof.

        2.11  "Fair Market Value" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

        2.12  "Incentive Stock Options" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

        2.13  "Maximum Value Options" means those Options granted hereunder for which the Committee may establish, at the date of grant, terms and conditions that limit the maximum dollar value that a participant under the Plan may receive in the form of shares of Stock upon the exercise of such Maximum Value Option.

        2.14  "Non-Employee Director" means a member of the Board of Directors who is not an employee or officer of the Corporation.

        2.15  "Non-Qualified Stock Options" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

        2.16  "Normal Retirement Age" means the normal retirement age of a member of the Board of Directors as determined by the Board of Directors from time to time.

        2.17  "Option" means an option granted pursuant to Section 6 hereof.

        2.18  "Optionee" means an individual to whom an Option has been granted under the Plan.

        2.19  "Performance Share Award" means an award of Performance Shares granted pursuant to Section 9 hereof.

        2.20  "Performance Shares" means shares of Stock covered by a Performance Share Award.

        2.21  "Restricted Stock Bonus" means an award of shares of Stock not requiring the Award Recipient to pay any amount of monetary consideration granted pursuant to the provisions of Section 8.3 hereof.

        2.22  "Restricted Stock Unit" means the right to receive one (1) share of Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of restricted stock to the extent provided in the Award Recipient's Agreement. Restricted Stock Units are subject to the provisions of Section 8.2 hereof.

        2.23  "Stock" means the Applera Corporation-Celera Genomics Group Common Stock, par value $.01 per share, of the Corporation.

        2.24  "Stock Appreciation Right" means the right to receive an amount equal to the Fair Market Value of one (1) share of Stock on the day the Stock Appreciation Right is redeemed, reduced by the exercise price of such right. Stock Appreciation Rights are subject to the provisions of Section 8.1 hereof.

        2.25  "Stock Award" means an award granted pursuant to Section 8 hereof. The term "Stock Award" shall include, but shall not be limited to, those types of benefits listed in Section 8.

        2.26  "Stock Unit" means the bookkeeping entry representing the equivalent of one (1) share of Stock.

        2.27  "Stock Restrictions" mean the restrictions, including performance goals, placed on an Award under the Plan.

        2.28  "Ten Percent Stockholder" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

3.     Shares Reserved for the Plan.

        The aggregate number of shares of Stock available for Options and Awards under the Plan is twenty million and two hundred thousand (20,200,000) ("Share Reserve"), subject to adjustment in accordance with Section 15, of which not more than one million and five hundred thousand (1,500,000) shares of Stock, subject to adjustment in accordance with Section 15, may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards. Each share of Stock issued pursuant to an Option or Award will reduce the Share Reserve by one (1) share. To the extent that an Award is settled in cash rather than in shares of Stock, the Share Reserve shall remain unchanged. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

        If any Options or Awards granted under the Plan shall for any reason terminate, be canceled or reacquired, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.     Administration of the Plan.

        The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.     Eligibility; Factors to be Considered in Granting Options and Awards.

        5.1    Eligibility; Factors.    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is an employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing services for the Corporation. Stock Awards or Performance Share Awards may be granted to any person who, at the time such Stock Award or Performance Share Award is granted, is an employee (which term shall include officers and directors) of, or consultant performing services for, the Corporation. Non-Employee Directors shall not be eligible to receive Stock Awards or Performance Share Awards. In determining the employees, Non-Employee Directors, and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

        5.2    Section 162(m) Limitation.    Subject to the provisions of Section 15 of the Plan relating to adjustments upon changes in the shares of Stock, no employee of the Corporation shall be eligible to be granted Options or Stock Appreciation Rights covering more than two million and twenty thousand (2,020,000) shares of Stock (i.e., ten percent (10%) of the Share Reserve) during any fiscal year of the Corporation.

        5.3    Consultants.    A consultant shall not be eligible for the grant of an Option or Award if, at the time of grant, a Form S-8 Registration Statement ("Form S-8") under the Securities Act of 1933, as amended ("Securities Act") is not available to register either the offer or the sale of the Corporation's securities to such consultant because of the nature of the services that the consultant is providing to the Corporation, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Corporation determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

6.     Options.

        6.1    Grant of Options.    Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options shall be granted only to employees of the Corporation. The Committee may, in its sole discretion, grant Non-Qualified Stock Options as Maximum Value Options.

        6.2    Purchase Price.    The purchase price of each share of Stock covered by an Option shall be not less than one hundred percent (100%) (or one hundred and ten percent (110%) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

        6.3    Term.    The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

        6.4    Vesting.    An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Corporation, a member of the Board of Directors, or a consultant performing services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing services for the Corporation.

        6.5    Termination of Employment or Services.    Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

        6.6    Termination of Employment or Services for Cause.    In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

        6.7    Retirement or Disability.    Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any retirement plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after the termination of employment or cessation of services to the Corporation following such retirement, disability, resignation, or declining (or, in each case, such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

        6.8    Death.    If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

7.     Terms and Conditions Applicable to Options.

        7.1    Transferability.    During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option by gift to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (b) any person sharing the Optionee's household (other than a tenant or employee), (c) a trust in which any of the persons specified in clauses (a) or (b) have more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any of the persons specified in clauses (a) or (b) (or the Optionee) control the management of assets, or (e) any other entity in which any of the persons specified in clauses (a) or (b) (or the Optionee) own more than fifty percent (50%) of the voting interests. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

        7.2    Method of Exercise.    An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, (d) pursuant to a "same day sale" program, or (e) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

        7.3    Stockholder Rights.    An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

        7.4    No Loans.    Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

        7.5    Conditions Precedent to Exercise.    Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; provided, however, that the ownership by an Optionee of five percent (5%) or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

        7.6    Limitations on the Grant of Incentive Stock Options.    The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed one hundred thousand dollars ($100,000), and any Option grant (or portion thereof) in excess of that limit shall automatically be characterized as a Non-Qualified Stock Option. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least one hundred and ten percent (110%) of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.     Stock Awards.

        Subject to the terms of the Plan, the Committee may grant Stock Awards to Award Recipients at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement. Stock Awards available for grant under the Plan shall include: (1) Stock Appreciation Rights, (2) Restricted Stock Units, and (3) Restricted Stock Bonuses.

        8.1    Stock Appreciation Rights.    The following terms and conditions shall govern the grant and redemption of Stock Appreciation Rights:

          (a)    Exercise Price.    The number of shares of Stock underlying each Stock Appreciation Right and the exercise price in effect for those shares shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, shall the exercise price for each share of Stock underlying the Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value per underlying share of Stock on the grant date.

          (b)    Redemption.    The Stock Appreciation Right shall cover a specified number of underlying shares of Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the Stock Appreciation Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Stock underlying the redeemed right over (ii) the aggregate exercise price in effect for those shares.

          (c)    Distribution.    The distribution with respect to any redeemed Stock Appreciation Right may be made in shares of Stock valued at the Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

          (d)    Stockholder Rights.    No recipient of an award of Stock Appreciation Rights shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock issuable in redemption of such Stock Appreciation Rights except to the extent that the Corporation has issued the shares relating to such Stock Appreciation Rights.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Stock Appreciation Rights, none of the shares of Stock subject to an award of Stock Appreciation Rights may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

          (f)     Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Stock Appreciation Rights prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Stock Appreciation Rights.

        8.2    Restricted Stock Units.    Each Restricted Stock Unit shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

          (b)    Vesting.    An award of Restricted Stock Units shall vest at such time or times as the Committee shall determine; provided, however, that an award of Restricted Stock Units shall not fully vest in less than three years from the date of grant. Vesting shall generally be based on the Award Recipient's Continuous Service.

          (c)    Restrictions on Restricted Stock Units.    Except as expressly provided in the Plan or an Award Recipient's Agreement, any shares of Stock subject to an award of Restricted Stock Units with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient's employment or other service to the Corporation shall be forfeited and all rights of the recipient of such award of Restricted Stock Units shall terminate without any payment of consideration by the Corporation.

          (d)    Stockholder Rights.    No recipient of an award of Restricted Stock Units shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock deliverable with respect to such Restricted Stock Units except to the extent that the Corporation has issued the shares of Stock relating to such Restricted Stock Units.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Restricted Stock Units, none of the shares of Stock subject to an award of Restricted Stock Units may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

          (f)     Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Restricted Stock Units prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Restricted Stock Units.

          (g)    Limitations on Restricted Stock Units.    No recipient of an award of Restricted Stock Units may receive an award of Restricted Stock Units representing more than two hundred thousand (200,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

          (h)    Deferrals.    To the extent permitted by the Committee in the terms of his or her Agreement, an Award Recipient may elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Corporation. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Committee. When the Award Recipient vests in such Restricted Stock Units, the Award Recipient shall be credited with a number of Restricted Stock Units equal to the number of shares of Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Stock in accordance with the timing and manner of payment elected by the Award Recipient on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

        8.3    Restricted Stock Bonuses.    Each Restricted Stock Bonus shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

          (b)    Vesting.    A Restricted Stock Bonus shall vest at such time or times as the Committee shall determine; provided, however, that a Restricted Stock Bonus shall not fully vest in less than three years from the date of grant. Vesting shall generally be based on the Award Recipient's Continuous Service.

          (c)    Restrictions on Restricted Stock Bonuses.    Except as expressly provided in the Plan or an Award Recipient's Agreement, any shares of Stock subject to a Restricted Stock Bonus with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient's employment or other service to the Corporation shall be forfeited and all rights of the recipient of such Restricted Stock Bonus shall terminate without any payment of consideration by the Corporation.

          (d)    Stockholder Rights.    The recipient of a Restricted Stock Bonus shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Restricted Stock Bonus as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

          The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Restricted Stock Bonuses, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Restricted Stock Bonuses remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

          (e)    Non-Transferability.    Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to a Restricted Stock Bonus may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient of a Restricted Stock Bonus.

          (f)     Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of a Restricted Stock Bonus, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to a Restricted Stock Bonus.

          (g)    Limitations on Restricted Stock Bonuses.    No recipient of a Restricted Stock Bonus may receive a Restricted Stock Bonus representing more than two hundred thousand (200,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

9.     Performance Share Awards.

        9.1    Grant of Performance Share Awards.    Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto. The performance goals shall relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and amortization	•	return on equity or total stockholder return
•	income or net income	•	stock price
•	operating income or net operating income	•	operating profit or net operating profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	product release schedules	•	new product innovation
•	product ship targets	•	customer satisfaction
•	costs

        Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; provided, however, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

        9.2    Delivery of Performance Shares.    Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

        9.3    Stockholder Rights.    The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

        9.4    Non-Transferability.    Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

        9.5    Lapse of Restrictions.    In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; provided, however, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code.

        9.6    Limitations on Performance Share Awards.    No employee may receive Performance Share Awards representing more than four hundred thousand (400,000) shares of Stock during any fiscal year of the Corporation.

10.  Terms and Conditions Applicable to Director Stock Awards.

        10.1    Grant of Director Stock Awards.    As of the one (1) month anniversary of the date of the first election to the Board of Directors, and as of the date of each reelection to the Board of Directors, each

Non-Employee Director shall be granted a Director Stock Award. Subject to the provisions of Section 10.8, the Committee shall determine the number of shares of Stock to be covered by such Director Stock Award. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

        10.2    Vesting.    Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; provided, however, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

        10.3    Forfeiture of Director Stock Awards.    Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

        10.4    Stockholder Rights.    Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; provided, however, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

        The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

        10.5    Non-Transferability.    Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

        10.6    Termination of Service.    If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

        10.7    Deferral Election.    A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

          (a)    A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

          (b)    There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the

  following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

          (c)    Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

          (d)    The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a three hundred and sixty-day (360-day) year and a ninety one-day (91-day) quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

          (e)    Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

            (i)     If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

            (ii)     If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

            (iii)    If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

          (f)     Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

          (g)    A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

          (h)    To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

            (i)     To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

            (ii)     To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

        10.8    Limitations on Director Stock Awards.    The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (as the same may be amended or replaced from time to time) during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation—Applied Biosystems Group Common Stock ("Applied Biosystems Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Applied Biosystems Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Applied Biosystems Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Applied Biosystems Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be one hundred and thirty five thousand dollars ($135,000) for the fiscal year ending June 30, 2001 and shall increase by ten percent (10%) for each fiscal year thereafter.

11.  Acceleration Upon a Change of Control.

        Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Corporation representing more than twenty five percent (25%) of the combined voting power of the then outstanding voting securities of the

Corporation entitled to vote generally in the election of the Board of Directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; provided, however, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten (10) day period; and, provided further, that the Committee may by further action taken prior to the end of such extended period declare (A) all Options granted hereunder and then outstanding to be immediately exercisable in full, (B) all Stock Restrictions to be immediately terminated, and (C) all performance objectives applicable to any Performance Share Award to be deemed attained; or (ii) in the event of a Change in Control (as hereinafter defined).

        For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act (other than Applera Corporation, a subsidiary of Applera Corporation, or an employee benefit plan sponsored by any of the foregoing) becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than twenty five percent (25%) of the combined voting power of the then outstanding Voting Securities, (b) during any two (2) year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters (3/4) of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.  Share Withholding; Delivery of Shares.

        With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

        Wherever in this Plan or under any Agreement an Optionee or Award Recipient is permitted to pay the exercise price of an Option or Award or taxes relating to the exercise of an Option or Award by delivering shares of Stock, the Optionee or Award Recipient may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Stock, in which case the Corporation shall treat the Option or Award as exercised without further payment and shall withhold such number of shares of Stock from the shares of Stock acquired by the exercise of the Option or Award.

13.  No Right to Continued Employment or Service.

        Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any

Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.  Time of Granting Options and Awards.

        An Option or Award under the Plan shall be deemed to have been granted on the date set forth in the Plan or resolutions of the Committee or Board of Directors authorizing such grant.

15.  Adjustments Upon Changes in Capitalization.

        Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units may be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  Termination and Amendment of the Plan.

        16.1    Date of Plan Termination.    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after December 31, 2006.

        16.2    Amendment of Plan.    The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 of the Plan relating to adjustments upon changes in the outstanding Stock, no amendment shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        16.3    No Material Impairment of Rights.    No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.  Amendment of Options and Awards at the Discretion of the Committee.

        The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; provided, however, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, provided further, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code or (b) except as provided in Section 15 or if approved by the stockholders of the Corporation, amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.  Government Regulations.

        The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.  Covenants of the Corporation.

        19.1    Availability of Shares.    During the terms of the Options and Awards, the Corporation shall keep available at all times the number of shares of Stock required to satisfy such Options and Awards.

        19.2    Securities Law Compliance.    The Corporation shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and Awards and to issue and sell shares of Stock upon exercise, redemption, or satisfaction of the Options and Awards; provided, however, that this undertaking shall not require the Corporation to register under the Securities Act the Plan, any Option or Award, or any Stock issued or issuable pursuant to any such Option or Award. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of Stock under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Stock related to such Options or Awards unless and until such authority is obtained.

20.  Options and Awards in Foreign Countries.

        The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

21.  Governing Law.

        The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

22.  Stockholder Approval.

        The Plan shall become effective if and as approved by the stockholders of the Corporation.

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